SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )



Filed by the Co-Registrants                   __X__
Filed by a Party other than the Registrant    _____

Check the appropriate box:


_____  Preliminary Proxy Statement
_____  Confidential, for use of the Commission Only (as permitted by Rule
          14a-6(e)(2)
__X__  Definitive Proxy Statement
_____  Definitive Additional materials
_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12


            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY TARGET MATURITIES TRUST
--------------------------------------------------------------------------------
             (Name of Co-Registrant as Specified in Their Charters)


Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.
_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
_____  Fee paid previously with preliminary materials.

                                     Proxy
                                   Statement

                      AMERICAN CENTURY CALIFORNIA TAX-FREE
                              AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                       AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY TARGET MATURITIES TRUST

                                  JUNE 2, 1997

                      Important Voting Information Inside!

[front cover]



                               TABLE OF CONTENTS

LETTER FROM THE PRESIDENT...................................................1
PROXY STATEMENT SUMMARY.....................................................2
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS...................................6
DETAILED DISCUSSION OF ISSUES...............................................8
SHARE OWNERSHIP............................................................10
PROPOSAL 1: RATIFICATION OF INDEPENDENT AUDITORS...........................11
PROPOSAL 2: APPROVAL OF MANAGEMENT AGREEMENT...............................12
PROPOSAL 3: ADOPTION OF STANDARDIZED
  Fundamental Investment Restrictions......................................30
   Change #1: Diversification of Investments...............................30
   Change #2: Senior Securities............................................32
   Change #3: Borrowing....................................................33
   Change #4: Lending......................................................35
   Change #5: Industry Concentration.......................................37
   Change #6: Illiquid Securities..........................................38
   Change #7: Other Investment Companies...................................39
   Change #8: Real Estate..................................................41
   Change #9: Underwriting.................................................42
   Change #10: Commodities.................................................43
   Change #11: Unseasoned Issuer...........................................44
   Change #12: Short Sales.................................................45
   Change #13: Margin......................................................47
   Change #14: Warrants....................................................48
   Change #15: Oil, Gas and Mineral Exploration Programs...................50
   Change #16: Securities Owned by Officers and Directors..................51
   Change #17: Restricted Securities.......................................51

   Table of Contents                                American Century Investments


PROPOSAL 4: APPROVAL OF SUBADVISORY AGREEMENT WITH
  J.P. MORGAN INVESTMENT MANAGEMENT INC....................................52
PROPOSAL 5: APPROVAL OF AMENDMENT OF INVESTMENT OBJECTIVE
  FOR BENHAM EUROPEAN GOVERNMENT BOND FUND.................................55
PROPOSAL 6: APPROVAL OF AMENDMENT OF GENERAL INVESTMENT
  POLICY FOR BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND.............60
OTHER MATTERS..............................................................63
SCHEDULE I: NUMBER OF OUTSTANDING VOTES AS OF MAY 5, 1997..................64
APPENDIX I: PROPOSED MANAGEMENT AGREEMENT..................................65
  EXHIBIT A REGISTERED INVESTMENT COMPANIES ...............................70
  EXHIBIT B SERIES INVESTMENT CATEGORIES ..................................71
  EXHIBIT C INVESTMENT CATEGORY FEE SCHEDULES:
       MONEY MARKET FUNDS .................................................72
       BOND FUNDS .........................................................73
       EQUITY FUNDS .......................................................74
  EXHIBIT D COMPLEX FEE SCHEDULE ..........................................74
APPENDIX II: STANDARDIZED FUNDAMENTAL
  INVESTMENT RESTRICTIONS..................................................75
APPENDIX III: SUBADVISORY AGREEMENT
  BETWEEN ACIM AND JPMIM ..................................................76

Proxy Statement                                           Table of Contents



                           LETTER FROM THE PRESIDENT

                          American Century Investments
                                4500 Main Street
                          Kansas City, Missouri 64111

                                  June 2, 1997

Dear American Century Shareholder,

     I am writing to inform you of the upcoming special meeting of the shareholders of your fund. At this meeting, you are being asked to vote on important proposals affecting your fund. The Board of Directors of your fund, including myself, unanimously believes that these proposals are in the fund's and your best interest.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN ALL PROXY CARDS TODAY. If you hold shares in more than one fund, you will receive a separate proxy card for each fund you hold. Please be sure to sign and return each proxy card regardless of how many you receive.

     The Board of Directors of your fund has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact our proxy solicitor D.F. King & Co., Inc. at 1-800-755-3107.

     I appreciate you taking the time to consider these important proposals. Thank you for investing with American Century and for your continuing support.

                                    Sincerely,

                                    /s/James E. Stowers III
                                    James E. Stowers III
                                    President and Chief Executive Officer


1    Letter From The President                      American Century Investments



                            PROXY STATEMENT SUMMARY

     The following Q&A is a brief summary of the proposals to be considered at the special meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. Accordingly, please read all the enclosed proxy materials before voting. Please remember to vote your shares as soon as possible.

     If you own other American Century funds and/or accounts, you may receive additional proxy statements and voting cards in a separate mailing. It is important that you vote ALL proxy cards that you receive.

     WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

     The meeting will be held on Wednesday, July 30, 1997, at 10 a.m. Central time at the Companies' offices at 4500 Main Street, Kansas City, Missouri.
Please note that this will be a business meeting only. There will be no presentations about the Funds. The record date for the meeting is the close of business on May 16, 1997, for most Companies, and June 2, 1997, for American Century Quantitative Equity Funds. Only shareholders who own shares at that time are entitled to vote at the meeting.

     WHAT IS BEING VOTED ON AT THE SPECIAL MEETING?

     Your Board of Directors is recommending that shareholders consider the following proposals:

PROPOSAL                                                        FUNDS AFFECTED
-----------------------------------------------------------------------------
1. To ratify the selection of Coopers & Lybrand                       all
   LLP as the independent auditors of the
   Companies;

2. To approve a Management Agreement with                             all
   American Century Investment Management, Inc.;

3. To approve the adoption of standardized                            all
   investment limitations;

4. ONLY FOR BENHAM EUROPEAN GOVERNMENT                             European
   BOND FUND. To approve a Subadvisory Agreement                  Government
   with J.P. Morgan Investment Management, Inc.;                   Bond only

5. ONLY FOR BENHAM EUROPEAN GOVERNMENT                             European
   BOND FUND. To approve an amendment to its                      Government
   fundamental investment objective;                               Bond only

6. ONLY FOR BENHAM ADJUSTABLE RATE GOVERNMENT                     Adjustable
   SECURITIES FUND. To approve an amendment to its               Rate Growth
   fundamental investment objective; and                        Securities only

7. To transact such other business which may come before              all
   the meeting, although we are not aware of any other items to be considered.

Proxy Statement                                     Proxy Statement Summary    2


     HOW DO THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE ON THESE PROPOSALS?

     The Directors unanimously recommend that you vote "FOR" each proposal.

     WHAT IS THE "RATIFICATION" OF THE INDEPENDENT AUDITORS? HAVE SHAREHOLDERS VOTED ON COOPERS & LYBRAND LLP BEFORE?

     The Investment Company Act of 1940 requires your Board of Directors to select independent auditors for the Funds and also requires them to submit their selection to the shareholders for their approval (technically called a "ratification") in any year that a shareholder meeting is being held. Your Board of Directors selected Coopers & Lybrand LLP in late 1996. This meeting is the first opportunity for shareholders to vote on the selection of Coopers & Lybrand.

     A full discussion of the proposal to ratify the selection of Coopers & Lybrand begins on page 11.

     WHAT CHANGES ARE BEING PROPOSED TO THE MANAGEMENT AGREEMENT?

     The proposed Management Agreement with American Century Investment Management (ACIM) is substantially different from the Funds' current Advisory Agreements with Benham Management Corporation (BMC). The most important change is a difference in the way management fees are calculated under the proposed agreement. Rather than paying separate investment advisory fees, transfer agency fees, and operating costs, it is proposed that the Funds pay one "unified" fee which would cover not just the investment advisory fee, but nearly all expenses of the Funds. The expenses covered under the unified fee would include fees for administrative services, transfer agency services, custodian fees, printing and mailing costs for shareholder materials and shareholder meeting expenses, all of which are charged to the Funds under the current arrangements with BMC. While the fees paid under the proposed Management Agreement are not directly comparable to those of the Companies' current agreements with their service providers, the effect of the Proposed Manage-ment Agreement would have been a net decrease in total expenses paid by all of the Funds as a group if the proposed Management Agreement had been in effect during the year ended December 31, 1996. However, if the proposed Management Agreement had been in effect during such period, the total expense ratios of some Funds may have been higher. In no case is the proposed management fee of any Fund higher than the maximum total expense ratio payable under the current advisory agreement. An extensive discussion detailing the changes begins in this proxy statement on page 12.

     WILL THE CHANGE IN INVESTMENT MANAGER CHANGE THE WAY MY FUND IS MANAGED?

     No. If the proposed Management Agreement is approved, the investment management of the Funds will not change in any way. Certain employees of ACIM currently provide investment management services to the Funds

3    Proxy Statement Summary                        American Century Investments


through an arrangement with BMC by which certain employees of BMC also provide investment management services to funds managed by ACIM. If the proposed
Investment Management Agreement is approved, ACIM intends to consolidate the investment management capabilities of the two advisors in ACIM. The same investment teams that currently manage the Funds will continue under the proposed Management Agreement with ACIM.

     WHY ARE THE DIRECTORS RECOMMENDING THE PROPOSED MANAGEMENT AGREEMENT?

     The Directors have considered various matters in determining the reasonableness and fairness of the fees payable by the Funds under the proposed Management Agreement. In reaching their decision, the Directors examined and weighed many factors, many of which are discussed in this Proxy State- ment. Some of the factors the Directors used in reaching their determination: (1) the benefits of the unified fee payable under the proposed Management Agreement over the benefits payable under the current agreements through which the Funds currently receive services; (2) the logical total expense ratio relationships which result from the proposed Management Agreements; (3) the overall financial impact to shareholders of the Funds as a group; (4) information concerning the Funds' expense ratios on both an existing and pro forma basis; and (5) competitive industry fee structures and expense ratios including, specifically, the relationship of the total expense ratios under the proposed Management Agreement and those of similar funds.

     WHY  AM  I  BEING  ASKED  TO  ADOPT  STANDARDIZED   FUNDAMENTAL  INVESTMENT
LIMITATIONS?

     Currently the Funds have fundamental investment restrictions which vary between Companies and between Funds within the same Company. The funds also have investment restrictions which reflect legal and other requirements which are no longer applicable to the Funds. In the interests of efficiency in fund management and compliance, the fund management has analyzed the fundamental investment limitations and policies of the Funds in an effort to formulate a standard set of policies for all Funds which reflect current industry practice and will allow the Funds to respond to changes in regulatory and industry practice without the expense and delay of a shareholder vote.

     It should be noted that the adoption of the proposed changes is not expected to substantially affect the way the Funds are managed.

     Some of the proposed changes are quite technical.  A full discussion of the
specific  changes,   as  well  as  a  further  discussion  of  the  benefits  of standardization, begins on page 30.

     WHY ARE THE INVESTMENT OBJECTIVES OF THE BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND AND BENHAM EUROPEAN GOVERNMENT BOND FUND BEING PROPOSED FOR AMENDMENT?

     Changes in the markets in which both Funds invest have made changes advisable for these Funds to effectively pursue their respective investment objectives.

Proxy Statement                                     Proxy Statement Summary    4


     BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND. The amendment would allow the Fund to broaden its investment universe to include other types of short-term U.S. government securities. This is, in part, a response to the investment manager's opinion that the market for adjustable rate government securities has not developed as fully as the overall market for government securities.

     BENHAM EUROPEAN GOVERNMENT BOND FUND. The amendment would allow the Fund to broaden its investment universe to include high quality foreign debt securities from all countries (except the United States) that satisfy its credit quality standards. This is a response to changes in the market for European government debt securities, particularly the prospect of currency unification in Europe.

     WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

     If approved, the Proposed Management Agreement, the Proposed Subadvisory Agreement, and the proposed changes to the fundamental investment limitations will take effect on August 1, 1997. The proposals to change the investment objectives of the Benham Adjustable Rate Government Securities Fund and the Benham European Government Bond Fund will be effective on August 25, 1997. The proposal regarding the ratification of Coopers & Lybrand does not involve any changes from the Funds' current operations, so it will be effective immediately upon approval.

     WHO IS ASKING FOR MY VOTE?

     Your Board of Directors is asking you to sign and return the enclosed proxy so your votes can be cast at the Special Meeting. In the unlikely event your Fund's meeting is adjourned, these proxies would also be voted at the reconvened meeting.

     IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I LATER CHANGE MY VOTE?

     A proxy can be revoked at any time by writing to us, by sending us another proxy, or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy. Doing so will help us ensure that an adequate number of shares are present at the meeting.

     HOW DO I VOTE MY SHARES?

     We've made it easy for you. You can vote by mail, phone, fax or in person at the Special Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided. You can fax your vote by signing the proxy voting card and faxing both sides of the card to 1-888-PROXY-FAX (1-888-776-9932). D.F. King & Co., our proxy solicitor, can accept your vote over the phone -- simply call 1-800-755-3107. Or, you can vote in person at the Special Meeting set for July 30, 1997.

     If  you  have  any  questions   regarding  the  proxy   statement  or  need
assistance in voting your shares, please call D.F. King & Co., Inc. at 1-800-755-3107.


5    Proxy Statement Summary                        American Century Investments



                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                          TO BE HELD ON JULY 30, 1997

                          American Century Investments
                                4500 Main Street
                                P. O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 (800) 345-2021

     NOTICE IS HEREBY GIVEN that a joint Special Meeting of Shareholders of the various series ("Funds" and, individually, a "Fund") of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Quantitative Equity Funds and American Century Target Maturities Trust, each a registered open-end investment company (individually a "Company" and, collectively, the "Companies"), will be held at the Companies' offices at 4500 Main Street, Kansas City, Missouri, on Wednesday, July 30, 1997, at 10 a.m. Central time, for the following purposes:

1. To ratify the selection of Coopers & Lybrand LLP as the independent auditors of the Companies;

2.   To  approve  a  Management   Agreement  with  American  Century  Investment
     Management, Inc.;

3. To approve the adoption of standardized investment limitations by amending or eliminating certain of the Companies' current fundamental investment limitations;

4. ONLY FOR BENHAM EUROPEAN GOVERNMENT BOND FUND. To approve of a Subadvisory Agreement with J.P. Morgan Investment Management Inc.;

5. ONLY FOR BENHAM EUROPEAN GOVERNMENT BOND FUND. To approve an amendment to its fundamental investment objective;

6. ONLY FOR BENHAM ADJUSTABLE RATE GOVERNMENT SECURITIES FUND. To approve an amendment to its fundamental investment objective; and

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     This is a combined Notice and Proxy Statement for the Funds. The shareholders of each Fund will vote only on those matters being considered by their Fund. If you own shares of more than one of the Funds, you have received a separate proxy for each Fund. Please complete, sign and return all proxies.

Proxy Statement                   Notice of Special Meeting of Shareholders    6


     Shareholders of record as of the close of business on June 2, 1997 (for American Century Quantitative Equity Funds), or May 16, 1997 (for the rest of the Companies), are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached Proxy Statement.

     We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the meeting.


     The Board of Directors of each Company recommends that you cast your vote "FOR" each of the proposals.


June 2, 1997                        BY ORDER OF THE BOARDS OF DIRECTORS



                                    William M. Lyons
                                    Executive Vice President

7    Notice of Special Meeting of Shareholders      American Century Investments



                         DETAILED DISCUSSION OF ISSUES

     The enclosed proxy is solicited by the Board of Directors/Trustees (the "Board of Directors") of the American Century investment companies listed above in connection with a joint special meeting of shareholders to be held on Wednesday, July 30, 1997, at the Companies' offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, an individual company will be referred to as a "Company," while, as a group, they will be called the "Companies." The shares of the capital stock of each Company entitled to vote at the meeting are issued in series representing different investment portfolios. A single series is called a "Fund," while the series as a group will be called the "Funds."

     The costs of soliciting proxies will be paid by American Century Investment Management, Inc. (referred to in this Proxy Statement as "ACIM"), the proposed investment manager of each Fund. The cost of preparing and mailing the Notice of Meeting and this Proxy Statement will be paid by the Funds under their current investment advisory agreement with Benham Management Corporation ("BMC"). This Notice of Meeting and the Proxy Statement is first being mailed to shareholders around June 2, 1997. ACIM, at its expense, has hired the proxy solicitation firm of D. F. King & Co., Inc. to help solicit proxies for the Meeting. Supplemental solicitations for the meeting may be made by D. F. King & Co., Inc. or by ACIM, either personally or by mail, telephone, or facsimile.

     VOTING OF PROXIES. If you provide a proxy, you may revoke it before the meeting by mailing written notice of revocation to the Secretary of the respective Company before the meeting, or personally delivering your revocation to the Secretary any time prior to the taking of the vote at the meeting. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed it be voted.

     Common stock (in the case of American Century Quantitative Equity Funds) and common shares (in the case of the other Companies) currently represent the only class of securities of each Fund. The number of outstanding votes of each Fund, as of the close of business on April 30, 1997, are shown on Schedule I, which you will find at the end of this Proxy Statement.

     Only those shareholders owning shares as of the close of business on May 16, 1997 (for all Companies except American Century Quantitative Equity Funds), and June 2, 1997 (for American Century Quantitative Equity Funds), may vote at the meeting or any adjournments thereof. Each share of each series or class gets one vote for each dollar of a Fund's net asset value the share represents. If we do not receive enough "for" votes by July 30,

Proxy Statement                               Detailed Discussion of Issues    8


1997, to approve the proposals being considered at the meeting, the named proxies may propose adjourning the meeting to allow the gathering of more proxy votes. An adjournment requires a vote "for" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "for" votes they have received in favor of the adjournment, and any "against" or "abstain" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal.

     Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will, however, be considered to be a vote against the proposals.

     INVESTMENT ADVISOR. Benham Management Corporation ("BMC") is each Fund's investment advisor. American Century Services Corporation ("ACSC"), an affiliate of BMC, provides each Fund with transfer agency and administrative services. American Century Investment Management, Inc. ("ACIM"), the proposed investment manager, is also an affiliate of BMC. BMC, ACSC and ACIM are wholly owned subsidiaries of American Century Companies, Inc. ("ACC"). The mailing address of ACC, BMC, ACIM, ACSC and the Funds is P.O. Box 419200, Kansas City, Missouri 64141-6200.

     ANNUAL REPORT. Each Fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-345-2021.

9    Detailed Discussion of Issues                  American Century Investments

                                SHARE OWNERSHIP

     The following table sets forth, as of May 5, 1997, the share ownership of those shareholders known by ACIM to own more than 5% of a Fund's outstanding shares.

                                                                                                 Percent
Name of Beneficial Owner                             Shares Beneficially Owned                    of Fund
---------------------------------------------------------------------------------------------------------
Allied Clearings Co                                 298,366   (Short Treasury)                      7.9%
Pasadena, CA  91109
---------------------------------------------------------------------------------------------------------
American Century Investment Management               166,872  (Florida Intermediate)               12.8%
Kansas City, MO 64111                                101,082  (Inflation-Adjusted Treasury)        33.6%
---------------------------------------------------------------------------------------------------------
PACO                                                 809,063  (California Limited)                  7.5%
Los Angeles, CA  90078
---------------------------------------------------------------------------------------------------------
*Charles Schwab & Co., Inc.                         579,548   (Arizona)                            19.9%
San Francisco, CA  94104                           1,313,719  (ARM)                                 5.5%
                                                  3,019,539   (California High Yield)              16.4%
                                                  1,331,166   (California Insured)                  7.2%
                                                  6,725,946   (California Intermediate)            17.5%
                                                  1,716,043   (California Limited)                 15.9%
                                                  1,829,188   (California Long)                     6.9%
                                                  4,519,842   (Equity Growth)                      19.0%
                                                  6,447,421   (European Bond)                      31.8%
                                                    146,197   (Florida Intermediate)               11.2%
                                                  5,640,041   (Gold)                               14.8%
                                                 20,070,144   (GNMA)                               18.6%
                                                  8,861,330   (Income & Growth)                    18.5%
                                                    712,459   (Intermediate Tax-Free)              12.5%
                                                  3,096,868   (Intermediate Treasury)               9.7%
                                                    590,571   (Long Tax-Free)                      12.9%
                                                  7,687,292   (Long Treasury)                      56.0%
                                                  1,091,937   (Natural Resources)                  20.9%
                                                    645,779   (Short Treasury)                     17.0%
                                                    480,082   (Target 2000)                        15.1%
                                                    692,603   (Target 2005)                        17.0%
                                                    499,849   (Target 2010)                        20.7%
                                                    742,667   (Target 2015)                        22.1%
                                                 12,320,975   (Target 2020)                        32.9%
                                                  1,107,606   (Target 2025)                        31.8%
                                                  1,388,448   (Utilities)                          12.6%
---------------------------------------------------------------------------------------------------------
Ellen Haebler Skove                               5,057,311   (Tax-Free Money Market)               6.0%
Key Largo, FL  33037
---------------------------------------------------------------------------------------------------------
Leonard Chase                                        32,059   (Inflation-Adjusted Treasury)        10.7%
Palm Bay, FL  32905
---------------------------------------------------------------------------------------------------------
J Harriss Morgan TTEE                               314,616   (Short Treasury)                      8.3%
Greenville, TX  75403
---------------------------------------------------------------------------------------------------------
Lorillard Inc.                                    3,223,556   (Intermediate Treasury)              10.1%
New York, NY  10003
---------------------------------------------------------------------------------------------------------
M Franklin Rudy and Margaret Rudy                21,172,899   (California Tax-Free Money Market)    5.1%
Calabasas, CA  91302
---------------------------------------------------------------------------------------------------------
*Pershing Div. of Donaldson, Lufkin & Jenrette      959,935   (Natural Resources)                  18.4%
Jersey City, NJ  07303
---------------------------------------------------------------------------------------------------------
*Holder of record, rather than beneficial owner.

Proxy Statement                                             Share Ownership   10



                                  PROPOSAL 1:
                                RATIFICATION OF
                              INDEPENDENT AUDITORS

     The Investment Company Act, which is the primary federal law that regulates the Companies, requires every registered investment company be audited at least once a year by independent auditors selected by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act). The Investment Company Act also requires that the selection be submitted for ratification by the shareholders at their next meeting following the selection.

     At the meeting, the shareholders of each Company will be asked to ratify the selection of Coopers & Lybrand LLP as each Company's independent auditors. The Board of Directors chose Coopers & Lybrand upon the recommendation of the Audit Committee of the Board following an exhaustive selection process during which the Audit Committee reviewed proposals and conducted interviews with representatives from each of the so-called "big six" accounting firms and one regional firm with significant investment company experience. The Board selected Coopers & Lybrand based upon its expertise as an auditor of investment companies, the quality of its audit services, its commitment of experienced audit personnel to the Funds, its tax and international experience in the mutual fund area, and its use and commitment of technology in performing its audit functions.

     Coopers & Lybrand has no direct or material indirect financial interest in the Companies or in BMC, ACIM or ACC, other than receipt of fees for services to the Companies. Coopers & Lybrand representatives will be present at the meeting and will have an opportunity to make a statement to the shareholders and to respond to questions.

     The approval of a majority of the votes of each Company represented at the meeting, provided at least a quorum is represented in person or by proxy, is necessary to ratify the selection of the independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Coopers & Lybrand as each Company's independent auditors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND LLP.

11   Proposal 1                                     American Century Investments



                                  PROPOSAL 2:
                        APPROVAL OF MANAGEMENT AGREEMENT

SUMMARY

     The Directors of the Companies are proposing for shareholder approval a new management agreement between the Companies and ACIM (the "Proposed Management Agreement"). To lessen shareholder confusion and increase shareholder understanding of the fees each Fund pays, the Proposed Management Agreement would replace the Companies' current investment advisory agreements with BMC, an affiliate of ACIM. Under the Proposed Management Agreement, ACIM will provide, or arrange for the provision of, all services required by a Fund in exchange for one "unified" fee. If this proposal is approved, the current investment advisory agreements will terminate. PLEASE NOTE THAT THE INVESTMENT PROFESSIONALS THAT CURRENTLY MANAGE THE FUNDS WILL NOT CHANGE, BUT WILL CONTINUE UNDER THE PROPOSED MANAGEMENT AGREEMENT.

     While the unified fees paid under the Proposed Management Agreement are not directly comparable to those of the Companies' current agreements with their service providers, the effect of the Proposed Management Agreement would have been a net decrease in total expenses paid by all of the Funds as a group if the Proposed Management Agreement had been in effect during the year ended December 31, 1996. Additionally, the Directors considered the effect of the Proposed Management Agreement on each of the Funds individually. The management fees payable under the Proposed Management Agreement have been set at levels which make the total expense ratios of each individual Fund more rational relative to those of the other Funds. As a result, had the Proposed Management Agreement been in effect during the year ended December 31, 1996, the total expense ratio of some Funds would have been higher, some would have been lower, and some would have remained unchanged. With respect to those Funds for which the total expense ratio for the prior year would have increased, it is important to note that in no case is the unified fee contained in the Proposed Management Agreement higher than the maximum total expense ratio which could have been paid by the Funds under their current agreements. More details about the changes appear in the discussion which follows.

     Shareholders are being asked to approve the Proposed Management Agreement, which would replace the Funds' current Investment Advisory Agreement and Administration Agreement (both of which are described below under "Current Advisory Agreements"). The factors considered by the Directors in determining the reasonableness and fairness of the proposed management fees are described below under "Factors Considered by the Directors". A copy of the Proposed Management Agreement is set forth as Appendix I to this Proxy Statement.

Proxy Statement                                                  Proposal 2   12


CURRENT AGREEMENTS

     Overview. Currently, BMC provides investment advisory services to each Fund pursuant to an investment advisory agreement between BMC and each Company dated June 1, 1995 (collectively, the "Current Advisory Agreements"). American Century Services Corporation ("ACSC"), an affiliate of BMC, also provides administrative and transfer agency services to each Fund pursuant to a Transfer Agency and Administrative Services Agreement dated September 3, 1996 (collectively, the "Administration Agreements").

     Advisory Agreements. Under the Current Advisory Agreements, BMC is responsible for providing each Fund with continuous investment advice with regard to each Fund's portfolio, preparing and making available to the Fund necessary research and statistical data, supervising the purchase and sale of specific investments by the Fund and performing such other services as are reasonably incidental to such duties. Additionally, BMC furnishes each Fund with office space and persons to serve as directors and officers of the Funds. In return for these services, each of the Companies pays BMC an annual advisory fee as described in the table below.

Company                                          Advisory Fee
-------------------------------------------------------------------------------------------
American Century Target Maturities Trust         0.35% of the first $750 million
                                                 0.25% of the next $750 million
                                                 0.24% of the next $1 billion
                                                 0.23% of the next $1 billion
                                                 0.22% of the next $1 billion
                                                 0.21% of the next $1 billion
                                                 0.20% of the next $1 billion
                                                 0.19% of the net assets over $6.5 billion

American Century International Bond Funds        0.45% of the first $200 million
                                                 0.40% of the next $300 million
                                                 0.35% of the next $1 billion
                                                 0.34% of the next $1 billion
                                                 0.33% of the next $1 billion
                                                 0.32% of the next $1 billion
                                                 0.31% of the next $1 billion
                                                 0.30% of the next $1 billion
                                                 0.29% of the net assets over $6.5 billion

All Other Companies                              0.50% of the first $100 million
                                                 0.45% of the next $100 million
                                                 0.40% of the next $100 million
                                                 0.35% of the next $100 million
                                                 0.30% of the next $100 million
                                                 0.25% of the next $1 billion
                                                 0.24% of the next $1 billion
                                                 0.23% of the next $1 billion
                                                 0.22% of the next $1 billion
                                                 0.21% of the next $1 billion
                                                 0.20% of the next $1 billion
                                                 0.19% of the net assets over $6.5 billion


13   Proposal 2                                     American Century Investments


     The Advisory Fee is calculated by applying the net assets of each Company to the appropriate fee schedule set forth above. Each Fund pays BMC a monthly investment advisory fee equal to its proportionate share of its Company's Advisory Fee. In addition to the fees set forth above, the American Century Global Natural Resources Fund is also subject to the following additional annualized fee based on that Fund's assets: 0.05% of the first $500 million, 0.04% of the next $500 million; and 0.03% of the net assets over $1 billion.

     The Current Advisory Agreements were last approved by shareholders at a meeting held on May 31, 1995.

     Administrative Agreements. ACSC serves as each Fund's transfer agent and administrative agent pursuant to the Administrative Agreements. Transfer agency services include processing purchase and redemption orders, effecting transfers of Fund shares, maintaining a Fund's stock registry records and performing other duties usually and customarily performed by transfer agents. Administrative services performed by ACSC under each Administrative Agreement include maintaining and keeping current required books and records, calculating the Fund's net asset value each business day, preparing and supplying the Funds with required daily and periodic reports, processing dividends and distributions, preparation and mailing of tax information forms, and mailing of annual and semi-annual reports of the Funds.

     In return for these administrative services, each of the Companies pays ACSC an annual administration fee. The administrative fee is calculated by applying the net assets of each Company to the appropriate fee schedule set forth in the table below

Aggregate Fund Assets                       Fee Rate
-----------------------------------------------------------------------------
Up to $4.5 billion                          0.11%
Up to $6.0 billion                          0.10%
Up to $9.0 billion                          0.09%
Balance over $9.0 billion                   0.08%

     In return for transfer agency services provided, each of the Companies also pay ACSC a fee based on the number of shareholder accounts maintained and each shareholder transaction executed on behalf of the Funds. The administration fee and the transfer agency fee are paid monthly in three installments.

     Expenses. In addition to the fees paid to BMC and ACSC, each Fund pays all of its operating expenses. Such expenses include costs incurred in the purchase and sale of investment securities, interest, taxes, custodian fees and charges, costs of reports and proxy materials sent to Fund shareholders, fees of independent auditors and legal counsel, costs of printing prospectuses, costs of registering Fund shares, postage and insurance premiums. The Current Advisory Agreements obligate BMC to reimburse the Funds for all Fund expenses (except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest

Proxy Statement                                                  Proposal 2   14


expense, taxes, portfolio insurance premiums, rating agency fees and extraordinary expenses) which for any fiscal year exceed certain limitations ("Expense Limitations"). These Expense Limitations are summarized in the table below. Additionally, from time to time, BMC may voluntarily waive fees or reimburse the Funds for expenses that exceed certain thresholds. Current Total Expense Ratio Limitations (as a percentage of average daily net assets).

                                                                                           Expense
Fund                                                      Short Name                      Limitation
--------------------------------------------------------------------------------------------------
American Century Equity Growth Fund                       Equity Growth                      0.75%

American Century Global Gold Fund                         Gold                               0.75%

American Century Global Natural Resources Fund            Natural Resources                  0.75%

American Century Income & Growth Fund                     Income & Growth                    0.75%

American Century Utilities Fund                           Utilities                          0.75%

Benham Adjustable Rate Government Securities Fund         ARM                                0.60%

Benham Arizona Intermediate-Term Municipal Fund           Arizona                            0.67%

Benham California High-Yield Municipal Fund               California High Yield              0.59%

Benham California Insured Tax-Free Fund                   California Insured                 0.59%

Benham California Intermediate-Term Tax-Free Fund         California Intermediate            0.59%

Benham California Limited-Term Tax-Free Fund              California Limited                 0.59%

Benham California Long-Term Tax-Free Fund                 California Long                    0.59%

Benham California Municipal Money Market Fund             California Muni                    0.60%
                                                          Money Market

Benham California Tax-Free Money Market Fund              California Tax-Free                0.53%
                                                          Money Market

Benham European Government Bond Fund                      European Bond                      0.90%

Benham Florida Intermediate-Term Municipal Fund           Florida Intermediate               0.67%

Benham Florida Municipal Money Market Fund                Florida Money Market               0.61%

Benham GNMA Fund                                          GNMA                               0.60%

Benham Government Agency Money Market Fund                Government Agency                  0.60%

Benham Inflation-Adjusted Treasury Fund                   Inflation-Adjusted Treasury        0.50%

Benham Intermediate-Term Tax-Free Fund                    Intermediate Tax-Free              0.67%

Benham Intermediate-Term Treasury Fund                    Intermediate Treasury              0.60%

Benham Long-Term Tax-Free Fund                            Long Tax-Free                      0.67%

Benham Long-Term Treasury Fund                            Long Treasury                      0.60%

Benham Prime Money Market Fund                            Prime                              0.50%

Benham Short-Term Treasury Fund                           Short Treasury                     0.60%

Benham Target Maturities Trust:  2000                     Target 2000                        0.62%

Benham Target Maturities Trust:  2005                     Target 2005                        0.62%

Benham Target Maturities Trust:  2010                     Target 2010                        0.62%

Benham Target Maturities Trust:  2015                     Target 2015                        0.62%

Benham Target Maturities Trust:  2020                     Target 2020                        0.62%

Benham Target Maturities Trust:  2025                     Target 2025                        0.62%

Benham Tax-Free Money Market Fund                         Tax-Free Money Market              0.67%
--------------------------------------------------------------------------------------------------

15   Proposal 2                                     American Century Investments


     Under the Current Advisory Agreements, BMC may recover (recoup) amounts absorbed on behalf of a Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. Brokerage commissions paid in connection with the purchase and sale of securities or other assets (which are generally considered part of the cost of the asset), taxes (if any) paid by the Fund, or extraordinary expenses, such as litigation and indemnification expenses do not count against the Expense Limitations.

DESCRIPTION OF PROPOSED MANAGEMENT AGREEMENT

     Duties of ACIM. The Proposed Management Agreement requires ACIM to:

     (1) supervise and manage the investment portfolios of the Companies and direct the purchase and sale of investment securities, subject only to any directions of the Companies' Boards of Directors, and

     (2) pay all the expenses of the Companies except brokerage, taxes, interest, portfolio insurance, fees and expenses of the non-interested person Directors (including counsel fees) and extraordinary expenses.

     The Proposed Management Agreement therefore provides that ACIM will provide or arrange for the provision of all services needed by the Funds, including those currently provided to the Funds by BMC under the Current Advisory Agreements and by ACSC under the Administration Agreement. The text of the Proposed Management Agreement is attached as Appendix I to this Proxy Statement.

     Management Fee. Under the Proposed Management Agreement, the Funds will pay to ACIM a "unified" fee which is calculated as a percentage of average daily net assets of each Fund. The exact fee is calculated using a series of formulas which are described below. The unified fee is an "all-inclusive" fee which includes payment for investment advisory, administrative, shareholder and other miscellaneous services provided to the Funds. If the Proposed Management Agreement is approved, all of the fees payable separately under the Current Agreements would be replaced by the unified management fee.

     The formula for calculating a Fund's management fee is the sum of two components: (1) a fee component based on the net assets of a Fund's investment category and (2) a fee component based on the aggregate net assets under management of the American Century family of mutual funds. The management fee rates payable under the Proposed Management Agreement decrease as the net assets of a particular Fund's investment category (as described below) increase. The management fee rates also decrease as the net assets of the American Century family of mutual funds increase. The fee components are added together to calculate the total management fee. The total management fee is expressed as an annual percentage of average net

Proxy Statement                                                  Proposal 2   16


assets of the Fund payable to ACIM for providing services under the Proposed Management Agreement. The management fee is paid to ACIM monthly.

     Calculation of Management Fee. The calculation of the total unified management fee for a Fund is as follows:

(1) Each Fund has been assigned to one of three categories based on its overall investment objective: Money Market Funds, Bond Funds and Equity Funds. The individual Funds' investment category assignments appear in Exhibit B to the Proposed Management Agreement. The investment categories are defined as follows:

     (a) Money Market Fund Category. The Money Market Fund Category includes the assets of all mutual funds that are managed by ACIM to maintain by a stable $1.00 share price (usually referred to as money market funds), invest primar-ily in debt securities, and are subject to Rule 2a-7 under the Investment Company Act. The Money Market Fund Cate-gory assets were $6,981,684,708 as of December 31, 1996.

     (b) Bond Fund Category. The Bond Fund Category includes the assets of all mutual funds managed by ACIM which invest primarily in debt securities and are not subject to Rule 2a-7 under the Investment Company Act (i.e., are not money market funds). The Bond Fund Category assets were $5,211,680,134 as of December 31, 1996.

     (c) Equity Fund Category. The Equity Fund Category includes the assets of all mutual funds managed by ACIM which invest primarily in equity securities. The Equity FundCate-gory assets were $41,300,106,724 as of December 31, 1996.

(2) Separate fee schedules apply to each investment category. These Schedules are listed in Exhibit C to the Proposed Management Agreement. The total assets of the Funds in that Investment Category determine the first component of a Fund's fee. This fee rate component is referred to as the "Investment Category Fee."

(3) The second management fee component relates to the assets of the American Century family of funds as a whole and is calculated based on the total assets in all three investment categories. This fee rate component is referred to as the a Fund's "Complex Fee" and is determined by the schedule which appears as Exhibit D to the Proposed Management Agreement. The complex assets were $53,493,471,566 as of December 31, 1996.

(4) The Management Fee for a Fund is the total of its Investment Category Fee and the Complex Fee.

17   Proposal 2                                     American Century Investments


     On the first business day of each month, the required fee to be paid to ACIM is calculated and paid for the previous month. The fee for the previous month will be calculated by multiplying the Management Fee for a Fund by the aggregate average daily net assets of the Fund during the previous month, and then multiplying that product by a fraction, the numerator of which is the number of days in the previous month, and the denominator of which is the number of days in the current year.

     Affiliation of BMC and ACIM. If the Proposed Management Agreements are approved, ACIM will become the investment manager of the Funds. However, the investment management of the Funds, including the personnel who are responsible for managing the Funds, will not be affected in any way as a result. Certain investment professionals of ACIM currently provide investment management services to the Funds through an arrangement with BMC. Similarly, certain investment professionals of BMC provide investment management services to mutual funds managed by ACIM. If the Proposed Management Agreements are approved, ACIM intends to consolidate the investment management capabilities of the two investment advisers in a single corporate entity, ACIM. ACIM would then be the investment manager for all funds in the American Century family. ACIM and BMC are both wholly owned subsidiaries of ACC.

FEE AND EXPENSE COMPARISON

     The following tables set forth for each Fund the total fees and expenses as of the year ended December 31, 1996 (except as noted), under the Current Advisory and Administrative Agreements and the total fees and expenses had the Proposed Management Agreement been in effect during that period, and the difference between the two.

                                              Aggregate Fees               Change from Current
                                               and Expenses                Advisory Agreements
                                      -------------------------------   -------------------------
                                        Current           Proposed       (% total       (% of avg.
                                        Advisory         Management      Expenses)      Net Assets)
Fund                                   Agreements*       Agreements
----------------------------------------------------------------------------------------------------
PROPOSED TOTAL EXPENSE RATIOS HIGHER THAN CURRENT

Gold                                   $3,387,229        $3,882,728       14.63%           0.09%

Income & Growth                        $3,273,957        $3,733,599       14.04%           0.09%

Equity Growth                          $1,269,488        $1,423,423       12.13%           0.08%

California High Yield                    $709,406          $767,043        8.12%           0.04%

California Intermediate                $2,068,968        $2,235,249        8.04%           0.04%

California Long                        $1,387,224        $1,498,555        8.03%           0.04%

GNMA                                   $6,210,447        $6,655,411        7.16%           0.04%

Target 2000                            $1,569,332        $1,672,555        6.58%           0.04%

California Insured                       $928,625          $981,975        5.75%           0.03%

California Limited                       $510,221          $532,838        4.43%           0.02%

European Bond                          $2,085,351        $2,141,198        2.68%           0.02%

California Tax-Free Money Market       $2,107,699        $2,161,509        2.55%           0.01%

Target 2020                            $4,895,381        $5,013,881        2.42%           0.01%

ARM                                    $1,629,202        $1,666,030        2.26%           0.01%

Proxy Statement                                                  Proposal 2   18


                                              Aggregate Fees               Change from Current
                                               and Expenses                Advisory Agreements
                                      -------------------------------   -------------------------
                                        Current           Proposed       (% total       (% of avg.
                                        Advisory         Management      Expenses)      Net Assets)
Fund                                   Agreements*       Agreements
----------------------------------------------------------------------------------------------------
PROPOSED TOTAL EXPENSE RATIOS SAME AS CURRENT

Target 2005                            $1,394,634        $1,409,456         1.06%           0.01%

Intermediate Treasury                  $1,606,204        $1,607,214         0.06%           0.00%

Utilities                              $1,197,754        $1,194,745       (0.25)%         (0.00)%

PROPOSED TOTAL EXPENSE RATIOS LOWER THAN CURRENT

California Municipal Money Market      $1,002,334          $975,832       (2.64)%         (0.01)%

Prime                                  $7,853,743        $7,567,880       (3.64)%         (0.02)%

Target 2015                              $770,388          $720,879       (6.43)%         (0.04)%

Target 2010                              $732,827          $676,988       (7.62)%         (0.05)%

Government Agency                      $2,722,570        $2,364,995      (13.13)%         (0.07)%

Long Treasury                            $714,783          $597,584      (16.40)%         (0.10)%

Short Treasury                           $240,676          $188,342      (21.74)%         (0.15)%

Natural Resources                        $451,784          $343,143      (24.05)%         (0.23)%

Florida Money Market                     $771,787          $578,179      (25.09)%         (0.17)%

Intermediate Tax-Free                    $466,609          $331,576      (28.94)%         (0.21)%

Target 2025                              $211,075          $149,147      (29.34)%         (0.25)%

Tax-Free Money Market                    $650,541          $453,186      (30.34)%         (0.22)%

Long Tax-Free                            $404,079          $280,796      (30.51)%         (0.23)%

Arizona                                  $208,571          $136,973      (34.33)%         (0.27)%

Florida Intermediate Municipal            $97,376           $57,049      (41.41)%         (0.37)%

Inflation-Adjusted Treasury**             $35,056            $2,200      (93.72)%         (2.22)%
----------------------------------------------------------------------------------------------------

     *Without BMC's voluntary fee waiver, expense reimbursement and/or expense recoupment, which resulted in the following actual net fees and expenses for the Funds indicated: Arizona, $134,954; ARM, $1,621,983; European Bond, $2,057,194; Florida Intermediate, $54,769; Florida Money Market, $0; Government Agency, $1,606,204; Inflation-Adjusted Treasury, $7,394; Intermediate Tax-Free, $432,230; Intermediate Treasury, $2,741,738; Long Tax-Free, $367,448; Long Treasury, $715,533; Natural Resources, $357,405; Prime, $6,284,818; Short
Treasury,  $222,559;  Target 2010, $773,123; Target 2015, $804,655; Target 2020,
$5,014,920;   Target  2025,  $164,135;  Tax-Free  Money  Market,  $592,198;  and
Utilities, $1,219,233.

     **Figures presented for Inflation-Adjusted Treasury are from commencement of operations (February 10, 1997) through March 31, 1997.

     The following table shows the transaction expenses paid by a shareholder of the Funds under the Current Advisory and Administrative Agreements and under the Proposed Management Agreement.

19   Proposal 2                                     American Century Investments


SHAREHOLDER TRANSACTION EXPENSES--ALL FUNDS

                                          Under Current         Under Proposed
                                             Advisory             Management
                                            Agreements            Agreements
-----------------------------------------------------------------------------
Sales Load Imposed on Purchases                None                  None

Sales Load Imposed on Reinvested Dividends     None                  None

Deferred Sales Load                            None                  None

Redemption Fees*                               None                  None

Exchange Fees                                  None                  None
--------------------
     * Under both agreements, redemption proceeds sent by wire transfer are subject to a $10 processing fee

                                            Management Fee         Other Expenses        Total Expenses
                                         ---------------------   -------------------   -------------------
Fund                                     Current      Proposed    Current   Proposed   Current   Proposed
-----------------------------------------------------------------------------------------------------------
PROPOSED TOTAL EXPENSE RATIOS HIGHER THAN CURRENT

Gold                                      0.27%         0.70%      0.35%      0.00%     0.62%      0.71%

Income & Growth                           0.36%         0.70%      0.26%      0.00%     0.62%      0.71%

Equity Growth                             0.35%         0.70%      0.28%      0.01%     0.63%      0.71%

California High Yield                     0.31%         0.54%      0.20%      0.01%     0.51%      0.55%

California Intermediate                   0.29%         0.51%      0.19%      0.01%     0.48%      0.52%

California Long                           0.29%         0.51%      0.19%      0.01%     0.48%      0.52%

GNMA                                      0.28%         0.59%      0.28%      0.01%     0.56%      0.60%

Target 2000                               0.25%         0.59%      0.31%      0.01%     0.56%      0.60%

California Insured                        0.29%         0.51%      0.20%      0.01%     0.49%      0.52%

California Limited                        0.30%         0.51%      0.20%      0.01%     0.50%      0.52%

European Bond                             0.43%         0.85%      0.41%      0.02%     0.84%      0.87%

California Tax-Free Money Market          0.29%         0.50%      0.20%      0.00%     0.49%      0.50%

Target 2020                               0.28%         0.59%      0.30%      0.01%     0.58%      0.60%

ARM                                       0.26%         0.59%      0.32%      0.01%     0.58%      0.60%

PROPOSED TOTAL EXPENSE RATIOS SAME AS CURRENT

Target 2005                               0.26%         0.59%      0.33%      0.01%     0.59%      0.60%

Intermediate Treasury                     0.29%         0.51%      0.23%      0.01%     0.52%      0.52%

Utilities                                 0.26%         0.70%      0.45%      0.01%     0.71%      0.71%

PROPOSED TOTAL EXPENSE RATIOS LOWER THAN CURRENT

California Muni Money Market              0.29%         0.50%      0.23%      0.00%     0.52%      0.50%

Prime                                     0.30%         0.60%      0.32%      0.00%     0.62%      0.60%

Target 2015                               0.24%         0.59%      0.40%      0.01%     0.64%      0.60%

Target 2010                               0.25%         0.59%      0.40%      0.01%     0.65%      0.60%

Government Agency                         0.27%         0.48%      0.28%      0.00%     0.55%      0.48%

Long Treasury                             0.29%         0.51%      0.33%      0.01%     0.62%      0.52%

Short Treasury                            0.28%         0.51%      0.40%      0.02%     0.68%      0.53%

Natural Resources                         0.40%         0.70%      0.55%      0.02%     0.95%      0.72%

Florida Money Market                      0.48%         0.50%      0.19%      0.00%     0.67%      0.50%

Intermediate Tax-Free                     0.43%         0.51%      0.31%      0.01%     0.73%      0.52%

Proxy Statement                                                  Proposal 2   20


                                            Management Fee         Other Expenses        Total Expenses
                                         ---------------------   -------------------   -------------------
Fund                                     Current      Proposed    Current   Proposed   Current   Proposed
-----------------------------------------------------------------------------------------------------------
PROPOSED TOTAL EXPENSE RATIOS LOWER THAN CURRENT (CONT.)

Target 2025                               0.42%         0.59%      0.43%      0.01%     0.85%      0.60%

Tax-Free Money Market                     0.43%         0.50%      0.29%      0.00%     0.72%      0.50%

Long Tax-Free                             0.43%         0.51%      0.32%      0.01%     0.75%      0.52%

Arizona                                   0.44%         0.51%      0.36%      0.01%     0.80%      0.52%

Florida Intermediate                      0.43%         0.51%      0.47%      0.02%     0.90%      0.53%

Inflation-Adjusted Treasury               0.28%         0.51%      2.09%      0.07%     2.37%      0.58%
-----------------------------------------------------------------------------------------------------------

     The annual operating expenses for certain Funds are expressed without including BMC's voluntary fee waiver, expense reimbursement and/or expense recoupment. After such waiver, reimbursement and/or recoupment, the Management Fee, Other Expenses and Total Fund Operating Expenses under the current Advisory Agreement would be, respectively: Arizona, 0.16%, 0.35% and 0.51%; ARM, 0.26%, 0.32% and 0.58%; European Bond, 0.42%, 0.41% and 0.83%; Florida Intermediate, 0.04%, 0.47% and 0.51%; Florida Money Market, 0.00%, 0.00% and 0.00%; Government
Agency, 0.05%, 0.28% and 0.33%; Inflation-Adjusted Treasury, 0.00%, 0.50% and 0.50%; Intermediate Tax-Free, 0.37%, 0.31% and 0.68%; Intermediate Treasury, 0.65%, 0.23% and 0.88%; Long Tax-Free, 0.36%, 0.32% and 0.68%; Long Treasury,
0.29%, 0.33% and 0.62%; Natural Resources, 0.20%, 0.55% and 0.75%; Prime, 0.18%,
0.32% and 0.50%;  Short Treasury,  0.23%,  0.40% and 0.63%;  Target 2010, 0.29%,
0.40% and 0.69%;  Target 2015, 0.27%, 0.40% and 0.67%; Target 2020, 0.30%, 0.30%
and 0.60%;  Target 2025, 0.24%, 0.43% and 0.66%;  Tax-Free Money Market,  0.36%,
0.29% and 0.66%; Utilities, 0.28%, 0.45% and 0.73%.

     If the Proposed Management Agreement is approved, ACIM will continue to waive expenses which exceed 0.50% of the average daily net assets for Prime and Inflation-Adjusted Treasury until May 31, 1998. ACIM will also waive its entire Management Fee and absorb the Other Expenses of the Tax-Free Money Market Fund until August 1, 1998. The Management Fee, Other Expenses and Total Fund Operating Expenses for these Funds under the Proposed Management Agreement therefore would be: Inflation-Adjusted Treasury, 0.44%, 0.06% and 0.50%; Prime, 0.50%, 0.00% and 0.50%; Tax-Free Money Market, 0.00%, 0.00% and 0.00%.

     The following example illustrates a hypothetical shareholder's total expenses on a $1,000 investment in a Fund, assuming a five percent annual return and redemption at the end of each period, under both the Current Advisory Agreements (without voluntary fee waivers, expense reimbursements and/or expense recoupments) and the Proposed Management Agreements (without voluntary fee waivers) . The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

21   Proposal 2                                     American Century Investments

                                        1 Year                3 Year                5 Year                10 year
Fund                               Current    Proposed  Current    Proposed   Current    Proposed    Current   Proposed
---------------------------------------------------------------------------------------------------------------------
PROPOSED TOTAL EXPENSE RATIOS HIGHER THAN CURRENT

Gold                                 $6         $7         $20        $23        $34        $39        $77        $88

Income & Growth                      $6         $7         $20        $23        $35        $39        $77        $88

Equity Growth                        $6         $7         $20        $23        $35        $39        $79        $88

California High Yield                $5         $6         $16        $18        $28        $31        $64        $69

California Intermediate              $5         $5         $15        $17        $27        $29        $60        $65

California Long                      $5         $5         $15        $17        $27        $29        $60        $65

GNMA                                 $6         $6         $18        $19        $31        $33        $70        $75

Target 2000                          $6         $6         $18        $19        $31        $33        $70        $75

California Insured                   $5         $5         $16        $17        $27        $29        $62        $65

California Limited                   $5         $5         $16        $17        $28        $29        $63        $65

European Bond                        $9         $9         $27        $28        $47        $48       $104       $107

California Tax-Free Money Market     $5         $5         $16        $16        $27        $28        $61        $63

Target 2020                          $6         $6         $19        $19        $33        $33        $73        $75

ARM                                  $6         $6         $19        $19        $33        $33        $73        $75

PROPOSED TOTAL EXPENSE RATIOS SAME AS CURRENT

Target 2005                          $6         $6         $19        $19        $33        $33        $74        $75

Intermediate Treasury                $5         $5         $17        $17        $29        $29        $65        $65

Utilities                            $7         $7         $23        $23        $40        $40        $89        $88

PROPOSED TOTAL EXPENSE RATIOS LOWER THAN CURRENT

California Municipal Money Market    $5         $5         $17        $16        $29        $28        $65        $63

Prime                                $6         $6         $20        $19        $35        $34        $78        $75

Target 2015                          $7         $6         $21        $19        $36        $34        $80        $75

Target 2010                          $7         $6         $21        $19        $36        $34        $81        $75

Government Agency                    $6         $5         $18        $15        $31        $27        $69        $60

Long Treasury                        $6         $5         $20        $17        $35        $29        $78        $65

Short Treasury                       $7         $5         $22        $17        $38        $30        $85        $67

Natural Resources                    $10        $7         $30        $23        $53        $40       $117        $90

Florida Money Market                 $7         $5         $21        $16        $37        $28        $84        $63

Intermediate Tax-Free                $7         $5         $23        $17        $41        $29        $91        $65

Target 2025                          $9         $6         $27        $19        $47        $34       $105        $75

Tax-Free Money Market                $7         $5         $23        $16        $40        $28        $90        $63

Long Tax-Free                        $8         $5         $24        $17        $42        $29        $93        $65

Arizona                              $8         $5         $25        $17        $44        $29        $98        $66

Florida Intermediate Municipal       $9         $5         $29        $17        $50        $29       $111        $66

Inflation-Adjusted Treasury          $24        $6         $74        $18        N/A        N/A        N/A        N/A

Proxy Statement                                                  Proposal 2   22


FACTORS CONSIDERED BY THE DIRECTORS

     The Directors have considered various matters in determining the reasonableness and fairness of the fees payable by each of the Funds under the Proposed Management Agreement. The Directors' legal counsel advised the Directors on the matters to be considered and the standards to be used by the Directors in reaching their decision.

     In reaching their decision, the Directors examined and weighed many factors, including: (1) the benefits to shareholders of the unified fee payable under the Proposed Management Agreement over the benefits payable under the Current Advisory Agreements and Administration Agreements; (2) the logical total expense ratio relationships which result under the Proposed Management Agreements; (3) the overall financial impact to shareholders of the Funds as a group; (4) the nature and quality of the services rendered and the results achieved by BMC in the areas of investment management (including investment performance comparisons with the Funds' established benchmark indices) and administrative services; (5) changes in the mutual fund industry that have affected the Funds; (6) the payments received by BMC and its affiliates, including ACIM, from the Funds; (7) extensive financial, personnel and structural information as to ACIM's organization, including the costs borne by ACIM and its affiliates in providing services of all types to the Funds; (8) the organizational capabilities and financial condition of ACIM; (9) an analysis of the proposed fee rate changes; (10) information concerning each of the Funds' expense ratios on both an existing and pro forma basis; (11) competitive industry fee structures and expense ratios including, specifically, the relationship of the total expense ratios under the Proposed Management Agreement for each Fund and those of similar funds; and (12) a comparison of the overall profitability of ACIM to the profitability of certain other investment advisers; and (13) any other benefits which ACIM and its affiliates (including BMC) may receive from the current relationship to the Funds.

     Certain of the factors addressed by the Directors in reaching its determination are discussed in more detail below.

BENEFITS OF THE UNIFIED FEE

     One characteristic of the Proposed Management Agreement's unified fee considered by the Directors is that it results in a single management fee for the Funds. As described above, each Fund currently pays a a number of separate fees: an investment advisory fee, administrative services fee, and transfer agency fees in the form of an account fee and transaction fees. Each Fund also pays all of its other expenses. All of these separate fees and expenses comprise the total expense ratio under the current structure. As discussed previously, total expenses of each Fund are "capped" at the limits set forth in the Current Advisory Agreements, but certain expenses in excess of the cap can be recovered in certain instances. The Directors, BMC and ACIM have concluded that this structure is unnecessarily complicated and

23   Proposal 2                                     American Century Investments


should be replaced by a simpler structure in which ACIM provides, or arranges for the provision of, investment advisory, administrative, share-holder and other miscellaneous services in exchange for one unified fee.

     Another characteristic of the proposed unified fee considered by the Directors is the operation of its scheduled fee reductions as assets in a Fund's Investment Category and in the American Century complex of funds increase. In this way, the Funds can benefit from economies of scale that should become available to ACIM as assets under its management grow. Many mutual funds, including the Funds, feature fee schedules which decrease the effective fee as assets grow in size. However, because the many of the fee schedules examined by ACIM and the Directors impact only one relatively small component of total expenses--the investment advisory fee--the benefits of asset growth are often not reflected in total expense ratios of these mutual funds due to increases in other expenses paid by such mutual funds. Because nearly all of these expenses are paid by ACIM under the proposed unified management fee, Fund shareholders will benefit directly as assets in the Funds increase over time. Under the Proposed Management Agreement, shareholders will enjoy lower expenses as assets in the American Century family grow regardless of increases in the costs of providing services to the Funds.

RATIONALIZED TOTAL EXPENSE RATIOS

     The Directors also considered the whether the total expense ratios of the Funds under the Proposed Management Agreement would represent the rational differences in the cost of managing different types of Funds. The Directors examined both the initial determination of the resulting total expense ratios (i.e., the Management Fee) and the ability to maintain the Fund's rational total expense ratios over time.

     Determination of Appropriate Fund Total Expense Ratios. The Directors examined the fees paid under the Current Advisory Agreements and the resulting total expense ratios of the Funds. This total expense ratio represents the sum of the Fund expense paid for by mutual fund shareholders. A mutual fund's shareholders cannot "buy" a fund's investment advisory services alone without "buying" a mutual fund's "other" expenses. As a result, the Directors concluded that the relevant cost to a shareholder is a mutual fund's total expense ratio.

     The Directors then examined the expectations for the total expense ratios of funds by investment type. The Directors determined that the total expense ratios of mutual funds appear to be influenced, among other factors, by two components: (1) the complexity of managing the type of securities in which a fund invests and (2) the risk associated with investments in which a fund invests. The risk component can take many forms, such as credit, market, reinvestment, structure, currency and interest rate risks. The Directors concluded that, in general, a fund whose investments are less complex and feature lower risk than those of another fund should feature a

Proxy Statement                                                  Proposal 2   24


lower total expense ratio, in part because the lower complexity/lower risk fund is less costly to manage.

     The following example illustrates the Directors' assessment of rational total expense ratios of mutual funds. Compare a money market fund which invests only in U.S. Treasury securities with a bond fund which invests in corporate high yield securities. The money market fund is less complicated and will require less risk management on the part of the fund's investment manager relative to the bond fund. Consequently, the Directors concluded that the money market fund should feature a lower total expense ratio than the bond fund.

     Thus, a goal of the Directors was to establish management fees which would correspond more closely to a rational total expense ratio for each Fund relative to the other Funds. The Directors believe that the unified fee featured in the proposed Management Agreement is particularly appropriate for this purpose, since the management fee represents, with limited exceptions, a Fund's total expense ratio.

     Maintaining Relative Total Expense Ratios. The unified fee designed by the Directors and ACIM seeks to maintain the relative total expense relationship between the Funds even as assets grow at differing rates. First, because the unified fee is essentially all-inclusive, the impact of "other" expenses which differ among the Funds is borne almost entirely by ACIM. Second, as described previously, each Fund's investment management fee is determined based on the assets of all American Century funds in its basic investment category (money market, bond or equity). This ensures that the rationalized total expense ratio of these Funds will be maintained as assets grow, even at differing rates. Thus, the rationalized total expense ratios of the Funds can be better maintained.

ACTUAL AND PRO FORMA MANAGEMENT FEES AND EXPENSES

     The Directors considered the effect of the Proposed Management Agreement on the Funds' fee rates and annual total expense ratios. These fees are reflected in the table set forth on page 20, which provides comparative data for the year ended December 31, 1996, assuming that the proposed fee increase had been in effect throughout the year.

COSTS OF PROVIDING SERVICE

     The Directors reviewed information concerning the profitability of BMC/ACIM's investment management and investment company activities and its financial condition based on results for the years ended December 31, 1995 and 1996. The information considered by the Directors included operating profit margin information for BMC/ACIM's investment company business alone (i.e., excluding the results of its affiliates) and on a consolidated basis both before and after BMC/ACIM's net expenditures for marketing the Funds. The Directors also reviewed profitability data for the year ended December 31, 1996 for each of the Companies on a Fund-by-Fund basis.

25   Proposal 2                                     American Century Investments


     In evaluating the costs of providing service, the Directors paid particular attention to those Funds whose total expense ratios would have been higher in 1996 had the Proposed Management Agreement been in effect. The Directors considered that the competitive nature of these Funds investment subcategories and more complex investment management emphasized the need to employ highly qualified personnel and advanced technology in managing these Funds.

     American Century Quantitative Equity Funds. The equity category of mutual funds are at one of their most competitive periods in history. As the number of equity funds has grown, competition for the personnel required to run these funds successfully has increased tremendously, increasing costs to investment advisers who wish to attract and retain such personnel.

     American Century California Tax-Free and Municipal Funds. The importance of credit analysis and research has significantly increased for California municipal securities. This is, in part, because the higher credit quality securities in the market are becoming more difficult to identify and smaller in quantity. Quality credit analysts and portfolio management personnel are critical for these Funds to identify high-quality investment options in this environment and conversely to avoid bad credit risks.

     Benham GNMA Fund. The GNMA fund category is one of the most complex government bond funds to manage. Unlike other government bond funds, GNMA funds require an extensive risk evaluation, since pools of securities are subject to prepayment risk. Evaluation of this risk is unlike the credit risk evaluation performed for other government bond funds. Additionally, transactions in GNMA securities settle less frequently than in other government bonds and therefore increase the complexity of managing the Fund. As a result, special skills are required for managing funds similar to the Benham GNMA Fund and competition for the personnel required to manage this type of fund is higher than with other government bond funds.

     American Century Target Maturities Trust. The Funds of the American Century Target Maturities Trust are a unique investment alternative with few peers. Management of the Funds, while similar to that of general Treasury funds, requires that each Fund reach a targeted net asset value per share in the year of its "maturity". This special feature entails additional risk for the management company (e.g., the risk that the anticipated net asset value at maturity cannot be attained), calls for specialized portfolio skills and necessarily reduces the pool of experienced personnel.

Proxy Statement                                                  Proposal 2   26


     The Directors considered the fact that the proposed management fees on these Funds would enhance ACIM's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment. The Directors also considered the fact that ACIM had increased the quantity and quality of the resources committed to managing these Funds' investment portfolios.

     Finally, the Directors considered the fact that the proposed management fees on these Funds would, in every case, be the same or lower than the maximum total expense ratio currently in place for each Fund under the Current Advisory Agreements. Thus, the Funds' total expense ratios under the Current Advisory Agreements could, at any given time, be as high as those which would have resulted had the Proposed Management Agreement been in effect.

COMPARISONS WITH OTHER FUNDS

     The Directors compared the proposed total expense ratios the Funds over a certain historical period with the total expense ratios of other investment companies with similar investment objectives for the same period. Despite the fact that the Proposed Management Agreement would increase total expense ratios of some of the Funds, the Directors believe that the resulting total expense ratios are fair and reasonable when compared to funds with similar investment objectives. The total expense ratios of all of the Funds place them substantially below the median fee levels of investment companies with a similar broad investment objective, based on independent industry research figures.

PORTFOLIO PERFORMANCE

     The Directors considered the performance of the Funds as compared to the performance of their established benchmark indices. The nature and quality of the investment advice rendered by BMC as well as the backgrounds of the portfolio managers and other executive personnel of BMC and ACIM were also considered

CHANGE IN AGGREGATE TOTAL EXPENSE RATIOS OF THE FUNDS

     The Directors also considered the Proposed Management Agreement's effect on the overall profitability of ACIM. The Directors considered the fact that the aggregate total expense ratios paid by the Funds would have been lower if the Proposed Management Agreement had been in effect during the year ended December 31, 1996. The Directors also relied on the fact that the unified management fees for each Fund would, in every case, be the same or lower than the maximum total expense ratios for the Funds under the Current Advisory Agreements.

27   Proposal 2                                     American Century Investments


VOTING INFORMATION

     Approval of the Proposed Management Agreements requires the affirmative vote of holders of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of a Fund present at the meeting, so long as the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund, whichever is less.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

SUPPLEMENTAL INFORMATION REGARDING ACIM

     ACIM is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"), a financial services firm headquartered in Kansas City, Missouri. ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111. James E. Stowers, Jr., Chairman of the Board of ACC and certain other investment companies managed by ACIM, controls ACC by virtue of his ownership of a majority of its voting stock.

     Set forth below is a list of each officer or Director of the Companies who is also an officer, employee or director of ACIM or ACC. No employee of JPMIM is an officer or Director of any Funds.

     James M. Benham, 62, Chairman. Mr. Benham is also Vice Chairman of ACC.

     James E. Stowers III, 38, Director. President, Chief Executive Officer and Director, ACC, ACSC and ACIM.

     William M. Lyons, 41, Executive Vice President. Mr. Lyons is also Executive Vice President, Chief Operating Officer, and General Counsel of ACIM, ACSC, and ACC.

     Douglas A. Paul, 50, Vice President and Secretary. Vice President and Associate General Counsel, ACSC.

     Maryanne Roepke CPA, 41, Vice President, Treasurer, and Chief Financial Officer. Ms. Roepke is also Vice President of ACSC.

Proxy Statement                                                  Proposal 2   28


SUPPLEMENTAL INFORMATION REGARDING THE FUNDS

     The actual amount of the investment advisory fee paid to BMC, as well as administrative and transfer agency service fees paid to ACSC by each Fund for the twelve months ended December 31, 1996 is set forth below.

                                                              Administrative
                                                               Services and
Fund                                  Advisory Fee         Transfer Agency Fees
-----------------------------------------------------------------------------
Arizona                                  $113,582                 $42,178

ARM                                      $774,975                $598,766

California High Yield                    $405,770                $196,766

California Insured                       $550,497                $265,509

California Intermediate                $1,257,174                $577,738

California Limited                       $297,269                $136,320

California Long                          $841,752                $393,891

California Municipal Money Market        $563,124                $326,904

California Tax-Free Money Market       $1,252,968                $639,327

Equity Growth                            $601,691                $450,916

European Bond                            $618,990                $422,039

Florida Intermediate Municipal            $46,945                 $19,000

Florida Money Market                     $498,049                $151,837

GNMA                                   $3,106,681              $2,070,724

Gold                                   $1,645,728              $1,039,424

Government Agency                      $1,371,715              $1,046,109

Income & Growth                        $1,584,257              $1,140,629

Inflation-Adjusted Treasury*                   $0                      $0

Intermediate Tax-Free                    $276,027                $100,069

Intermediate Treasury                    $864,134                $537,706

Long Tax-Free                            $233,619                 $87,077

Long Treasury                            $319,484                $186,378

Natural Resources                        $166,523                $119,292

Prime                                  $3,892,245              $3,075,958

Short Treasury                            $98,137                 $61,940

Target 2000                              $753,322                $484,516

Target 2005                              $653,356                $438,330

Target 2010                              $311,644                $234,519

Target 2015                              $323,469                $242,987

Target 2020                            $2,372,272              $1,270,132

Target 2025                               $73,114                 $57,190

Tax-Free Money Market                    $390,667                $150,243

Utilities                                $504,533                $450,103
-----------------------------------------------------------------------------

     * Figures presented for Inflation-Adjusted Treasury are from commencement of operations (February 10, 1997) through March 31, 1997.

29   Proposal 2                                     American Century Investments



                            PROPOSAL 3: ADOPTION OF
                            STANDARDIZED FUNDAMENTAL
                             INVESTMENT LIMITATIONS


BENEFITS OF ADOPTING STANDARDIZED INVESTMENT LIMITATIONS

     The primary purpose of this Proposal is to revise the Funds' investment limitations to conform to limitations which are expected to become standards for similar types of funds managed by ACIM. The Directors have concurred with ACIM's efforts to analyze the fundamental and non-fundamental investment limitations of the various funds offered by the American Century family of mutual funds and, where practical and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations. In many cases, when fundamental limitations are eliminated, a similar non-fundamental limitation will replace them. It should be noted that, when these limitations are non-fundamental, the Board of Directors must approve any amendment to the limitations. The Board of Directors may approve an amendment, for example, to respond to developments in the marketplace, or changes in federal or state law.

     It is NOT anticipated that any of the changes will substantially affect the way the Funds are currently managed. ACIM is presenting them to shareholders for approval because ACIM believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with both fundamental and non-fundamental investment limitations. Set forth below, is a detailed description of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

     A listing of the proposed standard fundamental investment limitations to be adopted by each Company are set forth in Appendix II.

CHANGE #1: TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING DIVERSIFICATION OF INVESTMENTS

(Equity Growth, Income & Growth, Utilities, Inflation-Adjusted
Treasury, Intermediate Tax-Free, Long Tax-Free, Long Treasury, Prime, Short Treasury, Tax-Free Money Market and American Century Target Maturities Trust
only)

     Equity Growth, Income & Growth, Utilities, Inflation-Adjusted Treasury, Intermediate Tax-Free, Long Tax-Free, Long Treasury, Prime, Short Treasury and Tax-Free Money Market each feature a fundamental investment objective regarding diversification which states that each may not:

     With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more

Proxy Statement                                                  Proposal 3   30


     than 5% of its total assets would be invested in securities of that issuer. Purchase the securities of any one issuer if immediately after such purchase the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     Similarly, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each feature a fundamental investment limitation which states that each may not:

     Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     It is proposed that shareholders approve eliminating this fundamental investment limitation.

     The  Gold,  Natural  Resources,  Arizona,  California  Muni  Money  Market,
European Bond, Florida Intermediate and Florida Money Market Funds are "nondiversified open-end management companies" under the Investment Company Act and therefore are not subject to a diversification requirement. The Funds listed above have elected to be "diversified open-end management investment companies" under the Investment Company Act, which requires the limitations contained in the current fundamental limitation to apply to 75% of the total assets of the Funds.

     The current policy of the Funds in the American Century Target Maturities Trust is more restrictive, applying the limitations on ownership to 100% of the Funds' portfolio, while the other Funds listed above apply the Investment Company Act standard. The primary purpose of the proposed change with respect to those Funds applying the more restrictive standard is to allow the Funds to invest in accordance with the limits contained in the Investment Company Act for diversified companies. This would allow large Funds the flexibility to purchase larger amounts of issuers' securities when ACIM deems an opportunity attractive. The new policy would allow the investment policies of the Funds to conform with the definition of "diversified" as it appears in the Investment Company Act. Please note that the Funds could not change their election to be a diversified company without a further shareholder vote.

     With respect to those Funds currently applying the Investment Company Act standard, the elimination of the fundamental policy will allow the Funds to respond more quickly to changes of that standard, as well as other legal, regulatory, and market developments without the delay or expense of a future shareholder vote. However, none of the Funds could change their election regarding their diversification without a future shareholder vote. The elimination of the fundamental policy would also conform the limitations of the Funds with the limitation which is expected to become standard

31   Proposal 3                                     American Century Investments


for all diversified funds managed by ACIM. Adoption of this change is not expected to materially affect the operation of the Funds.

CHANGE #2: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES

(all Funds except Gold, Natural Resources, Utilities, Arizona, European Bond, Florida Intermediate and Florida Money Market)

     Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each feature a fundamental investment limitation which states that each may not:

     Issue or sell any class of senior security as defined in the Investment Company Act of 1940.

     Similarly, the fundamental investment limitation for Equity Growth, Income & Growth, ARM, California Muni Money Market, California Tax-Free Money Market, GNMA, Government Agency, Short Treasury, Long Treasury, Prime and Tax-Free Money Market requires that each may not:

     Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under the Fund's borrowing policies and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.

     Intermediate Treasury features a fundamental investment limitation which states that the Fund may not:

     Issue or sell any class of senior security, except to the extent that notes evidencing temporary borrowings might be deemed such. The Fund may not purchase any security for which it may be liable for further payment or liability.

     The fundamental investment limitation for California High Yield, California
Insured,   California   Intermediate,   California  Limited,   California  Long,
Intermediate Tax-Free and Long Tax-Free requires that each may not:

     Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that transactions in options, futures, options on futures, other interest rate hedging instruments, notes evidencing temporary borrowings, or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

     It is proposed that shareholders approve replacing the Funds' current fundamental investment limitation with the following fundamental investment limitation governing the issuance of senior securities:

Proxy Statement                                                  Proposal 3   32


     "The Fund shall not issue senior securities, except as permitted under the Investment Company Act of 1940."

     The primary purpose of this proposed change is to revise the Fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental senior securities limitation will also require shareholder approval to modify.

     The  proposed  limitation   clarifies  that  the  Funds  may  issue  senior
securities to the full extent permitted under the Investment Company Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The Investment Company Act generally prohibits mutual funds from issuing any such security; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are met. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount to its obligation to pay cash for the securities at a future date. Funds would utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the Investment Company Act.

     Adoption of the proposed limitation on senior securities is not expected to significantly affect the operation of the Funds. However, adoption of a standardized fundamental investment limitation will facilitate ACIM's investment compliance efforts and will allow the Fund to respond to developments in the mutual fund industry and the law which may make the use of permissible senior securities advantageous.

CHANGE #3: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING BORROWING

(all Funds)

     The fundamental investment limitation concerning borrowing for Gold, Inflation-Adjusted Treasury and Utilities states that each may not:

     Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

33   Proposal 3                                     American Century Investments


     Long Treasury and Short Treasury each may not:

     Borrow money, except for temporary or emergency purposes, and then only from a bank. Such borrowings may not exceed 33 1/3% of the Fund's total assets.

     Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

     Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, a Portfolio may not mortgage, pledge, or hypothecate in excess of 33 1/3% of the value of its total assets. A Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. A Portfolio will not borrow in order to increase income (leverage), but only to facilitate redemption requests that might require untimely disposition of portfolio securities.

     Prime may not:

     Borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements and forward commitment transactions for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

     The remaining Funds each may not:

     Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 33 1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     It is proposed that shareholders approve replacing the Fund's current fundamental investment limitation with the following fundamental investment limitation governing borrowing:

Proxy Statement                                                  Proposal 3   34


     "The Fund shall not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings)."

     If the proposal is approved, the Funds would also adopt a non-fundamental limitation intended to prevent leveraging of the Funds. The non-fundamental limitation could be changed without a shareholder vote and would state as follows:

     "As an operating policy, the Fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund."

     The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by ACIM. If the proposal is approved, the amended fundamental borrowing limitation could not be changed without a shareholder vote.

     Adoption of the proposed limitation is not currently expected to materially affect the operation of the Funds. However, the funds' current limitation restricts borrowing to 5% of total assets, rather than the 331/3% in the proposed limitation. The proposed limitation therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the funds have no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.

CHANGE #4: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING LENDING

(all Funds except Gold and Inflation-Adjusted Treasury)

     Equity Growth and Income & Growth each may not:

     Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of directors or in connection with purchase of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds or portfolios for which BMC is the investment advisor, as permitted under its investment limitations.

     Utilities and Prime each may not:

     Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


35   Proposal 3                                     American Century Investments


     Long Treasury and Short Treasury each may not:

     Make loans, other than loans of portfolio securities pursuant to guidelines established by the board of trustees, provided that this limitation will not prohibit the Fund from purchasing debt securities in accordance with its investment objectives and policies. Loans, in the aggregate, will be limited to 33 1/3% of the Fund's total assets.

     Intermediate Treasury may not:

     Lend money other than through the purchase of debt securities in accordance with its investment policy (this restriction does not apply to repurchase agreements).

     Natural Resources, ARM, European Bond, GNMA, Government Agency, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

     Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of trustees or for the purchase of debt securities in accordance with its investment objectives and policies.

     The remaining Funds may not:

     Make loans to others, except in accordance with the Fund's investment objective and policies.

     It is proposed that shareholders approve the replacement of the foregoing investment limitations with the following amended fundamental limitation concerning lending (which, if approved, could not be changed without a shareholder vote):

     The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

     The proposal is not expected to materially affect the operation of the Funds. However, the proposed limitation would clarify the Funds' ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

     Finally, the adoption of standardized investment limitations proposed will advance the goals of investment limitation standardization.

Proxy Statement                                                  Proposal 3   36


CHANGE #5: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY

(Natural Resources, Equity Growth, Income & Growth, Intermediate Tax-Free, Long Tax-Free, Long Treasury, Short Treasury, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     The  fundamental   investment   limitation   concerning   concentration  of
investments in a particular industry for Natural Resources requires that it may not:

     Purchase any security if, as a result, 25% or more of the Fund's total assets will be invested in the securities of issuers having their principal business in the same industry, except that the Fund will invest more than 25% of its assets in securities of issuers in the natural resources industry. This limitation does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

     The remaining Funds may not:

     Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activity in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or to municipal securities of any type.

     Shareholders are being asked to approve amendment of the above investment limitation. As proposed, the Funds' current fundamental investment limitation will be replaced by the following fundamental investment limitation which will govern concentration of investments for all Funds except Natural Resources:

     The Fund shall not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

     The Natural Resources' limitation regarding concentration will be replaced with the following:

     The Fund shall not deviate from its policy of concentrating its investments in securities of issuers engaged in the natural resources industries.

     The primary purpose of the proposed amendment is to adopt a concentration limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental investment limitation may not be changed without a shareholder vote.

37   Proposal 3                                     American Century Investments


CHANGE #6: TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
REGARDING INVESTMENTS IN ILLIQUID SECURITIES

(Equity Growth, GNMA, Government Agency, Income & Growth, Intermediate Tax-Free, Long Tax-Free, ARM, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     Equity Growth and Income & Growth both feature a fundamental investment limitation which states that each may not:

     Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.

     The fundamental investment limitation for the remaining Funds requires that each may not:

     Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, illiquid securities) if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

     It is proposed that shareholders approve replacing this fundamental limitation with the following non-fundamental limitation that could be changed by vote of the Directors in response to regulatory, market, legal, or other developments without further approval by shareholders.

     As an operating policy, The Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets (10% for money market funds) would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

     Under the rules established by the Securities and Exchange Commission, mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to ensure that funds can satisfy these requirements, the SEC requires mutual funds to limit their holdings in illiquid securities to 15% of their net assets (10% for money market funds). This is due to the fact that illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price.

     The percentage limitation restricting the amount a mutual fund may invest in illiquid securities has been changed by the SEC over time. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%.

Proxy Statement                                                  Proposal 3   38


     In order to be able to respond to regulatory and market developments without the delay and expense of a shareholder vote, we are asking that shareholders eliminate this fundamental investment limitation and replace it with a similar non-fundamental limitation. While non-fundamental investment limitations can be changed without shareholder approval, such changes still require the approval of your Board of Directors.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed illiquid will be determined by ACIM, utilizing the guidelines that it currently uses.

     The types of securities that may be considered illiquid by ACIM will vary over time based on changing market and regulatory conditions. In determining the liquidity of each Fund's investments, ACIM may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), or (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Currently, ACIM anticipates treating repurchase agreements maturing in more than seven days, over-the-counter options, non-government stripped fixed-rate mortgage backed securities, and some government stripped, fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements as illiquid securities.

     The proposed change will not materially impact the operation of the Funds. However, adoption of a standardized non-fundamental investment limitation will facilitate ACIM's investment compliance efforts and will enable the Funds to respond more promptly if circumstances suggest such a change in the future.

CHANGE #7: TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
INVESTMENT IN OTHER INVESTMENT COMPANIES

(ARM, Equity Growth, GNMA, Income & Growth, Intermediate Tax-Free, Intermediate Treasury, Long Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     The fundamental investment limitation concerning investment in other investment companies for Equity Growth and Income & Growth states that each may not:

     Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities in the aggregate or more than 5% in any one such security.

39   Proposal 3                                     American Century Investments


     Similarly, the fundamental limitation of California Muni Money Market, California Tax-Free Money Market, GNMA and Tax-Free Money Market requires that each may not:

     Acquire or retain the securities of any other investment company, except in connection with a merger, consolidation, acquisition, or reorganization.

     Intermediate Tax-Free and Long Tax-Free each may not:

     Acquire or retain the securities of any other investment company, except that the Fund may, for temporary purposes, purchase shares of the Money Market Fund, subject to such restrictions as may be imposed by (i) the Investment Company Act of 1940 and rules thereunder or (ii) any state in which shares of the Fund are registered, and may acquire shares of any investment company in connection with a merger, consolidation, acquisition, or reorganization.

     California  High  Yield,  California  Insured,   California   Intermediate,
California Limited and California Long each may not:

     Acquire or retain the securities of any other investment company except that the Fund may, for temporary purposes, purchase shares of a money market mutual fund, subject to such restrictions as may be imposed by (i) the Investment Company Act of 1940 and rules thereunder, or (ii) any State in which shares of the Fund are registered, and may acquire shares of any investment company in connection with a merger, consolidation, acquisition, or reorganization.

     The remaining Funds feature a fundamental investment limitation which requires that each may not:

     Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

     Shareholders of the Funds listed above are being asked to approve the elimination of these limitations.

     The ability of mutual funds to invest in other investment companies is restricted by the Investment Company Act, which requires that a Fund not invest more than 10% of its total assets in other investment companies. These restrictions will remain applicable to the Funds whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any material impact on the Funds' investment practices, except to the extent that regulatory requirements may change in the future.

Proxy Statement                                                  Proposal 3   40


CHANGE #8: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING INVESTMENTS IN REAL ESTATE

(Equity Growth, Income & Growth, Intermediate Tax-Free, Intermediate Treasury, Long Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     The real estate fundamental investment limitation of Equity Growth and Income & Growth states that each may not:

     Purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, provided that this limitation shall not prohibit (i) the purchase of U.S. Government securities and other debt securities secured by real estate or interests therein; or (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein.

     Intermediate Treasury, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each feature a fundamental limitation which states the each may not:

     Purchase or sell real estate.

     Under slightly different fundamental investment limitation, California High
Yield,  California  Insured,   California   Intermediate,   California  Limited,
California Long, Intermediate Tax-Free and Long Tax-Free are not permitted to:

     Purchase, sell, or invest in real estate, provided that this limitation shall not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein.

     Likewise, California Muni Money Market, California Tax-Free Money Market and Tax-Free Money Market may not:

     Purchase, sell, or invest in real estate, provided that this limitation shall not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein.

     Shareholders are being asked to approve amendment of the above investment limitation. As proposed, the Funds' current fundamental investment limitation will be replaced by the following fundamental investment limitation which will govern future purchases and sales of real estate:

     The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

41   Proposal 3                                     American Century Investments


     The primary purpose of the proposed amendment is to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by ACIM. If the proposal is approved, the new fundamental real estate limitation may not be changed without a shareholder vote.

     The proposed limitation would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation also specifically permits the Fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the Funds regularly invest, ACIM considers this to be a remote possibility.

     To the extent that a Fund buys securities and instruments of companies in the real estate business, the fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and arrangement skill of real estate companies.

     While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #9: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING UNDERWRITING

(ARM, Equity Growth, GNMA, Income & Growth, Florida Intermediate, Florida Money Market, Intermediate Tax-Free, Intermediate Treasury, Long Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     Equity Growth, Income & Growth, ARM, GNMA and Government Agency each have a fundamental investment limitation which states the each may not "act as an underwriter of securities issued by others." Similarly, Target 2000, Target 2005, Target 2010, Target 2015, Target 2020, Target 2025 each may not "act as an underwriter of securities issued by others, except to the extent that the purchase of portfolio securities may be deemed to be an underwriting."

     The remaining Funds have a fundamental investment limitation which requires that each may not:

     Act as an underwriter of securities issued by others, except to the extent that the purchase of municipal securities or other permitted

Proxy Statement                                                  Proposal 3   42


     investments directly from the issuer thereof or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Fund's investment policies and techniques, may be deemed to be an underwriting.

     It is proposed that shareholders approve replacing the current limitations with the following fundamental investment limitation concerning underwriting:

     The Fund shall not act as an underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

     The primary purpose of the proposed amendment is to clarify that the Funds are not prohibited from selling restricted securities if, as a result of the sale, the Funds would be considered underwriters under federal securities law. It is also intended to revise the Funds' fundamental limitation on underwriting so that it conforms to a limitation which is expected to become standard for all funds managed by ACIM. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #10: TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING COMMODITIES

(all Funds except Equity Growth, Gold, Income & Growth and Utilities)

     The fundamental investment limitation concerning commodities for Long Treasury, Short Treasury and Utilities states that each may not:

     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing and selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     Prime's fundamental investment limitation states that it may not:

     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

     The remaining Funds are each subject to a fundamental limitation which states that each may not:

     Purchase or sell physical commodities or contracts relating to physical commodities or buy and sell foreign exchange*.

-------------------
     *European Bond deletes the language relating to foreign exchange.

43   Proposal 3                                     American Century Investments


     It is proposed that shareholders  approve replacing the current limitations
with  the  following  amended  fundamental   investment   limitation  concerning
commodities:

     The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this policy shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

     The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures (S&P 500, etc.). Certain Funds currently have the ability to invest in financial futures, these include the Funds issued by American Century California Tax-Free and Municipal Funds, American Century Municipal Trust, American Century Quantitative Equity Funds, American Century International Bond Funds, as well as GNMA and ARM. Under the proposed limitation, as under the current limitations, these types of securities may be used for hedging or for investment purposes and involve certain risks.

     ACIM recognizes that investment in futures contracts and related options may not be appropriate for all funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of investment in futures contracts (including financial futures) and related options on a fund-by-fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of futures contracts and related options for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of the Fund.

     The proposed amendment will also serve the purpose of conforming the limitation with the limitation which is expected to become standard for all funds managed by ACIM. While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization.

CHANGE #11: TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF
CONTINUOUS OPERATIONS

(Equity Growth, Income & Growth and Target Maturities Trust only)

     Equity Growth and Income & Growth each feature a fundamental investment limitation which requires that each may not:

     Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than

Proxy Statement                                                  Proposal 3   44


     5% of the total assets of the Fund would then be invested in such securities.

     Likewise, the Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

     Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors.

     It is proposed that shareholders approve the elimination of the above fundamental investment limitation.

     This investment limitation was originally adopted in response to state "Blue Sky" requirements in connection with the registration of shares of the Funds for sale. These requirements are no longer applicable to the Funds. The Investment Company Act does not contain a similar restriction. ACIM does not believe that a blanket prohibition against these types of investments is in the best interests of the Funds, especially for those funds that invest in smaller companies. Accordingly, it is recommending the change. Additionally, the elimination of the fundamental limitation will advance the goals of standardization.

     ACIM recognizes that the investment in securities of companies with less than three years of continuous operating history may not be appropriate for all of the Funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of such investments on a fund-by-fund basis. None of the Funds is currently expected to invest in the securities of unseasoned issuers even if the proposal is approved. If sometime in the future it is deemed appropriate to a Fund, ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in securities of issuers with less than three years continuous operating history for that Fund. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund.

CHANGE #12: TO ELIMINATE THE FUNDAMENTAL LIMITATION
CONCERNING SHORT SALES

(ARM, Equity Growth, GNMA, Government Agency , Income & Growth, Intermediate Tax-Free, Intermediate Treasury, Long Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an


45   Proposal 3                                     American Century Investments


investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

     Under their current fundamental investment limitations, Equity Growth and Income & Growth each may not:

     Engage  in  any  short-selling   operations   (except  by  selling  futures
     contracts).

     California  High  Yield,  California  Insured,   California   Intermediate,
California Limited, California Long, Intermediate Tax-Free and Long Tax-Free each may not:

     Engage in any short-selling operations, except that the Fund may purchase, sell, or enter into short positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and any other interest rate hedging instrument as may be permitted under the federal securities or commodities laws.

     The remaining Funds listed in the box above each may not:

     Engage in any short-selling operations.

     It is proposed that shareholders approve the elimination of this fundamental investment limitation. If the proposal is approved, the current fundamental limitation will be replaced with a non-fundamental limitation which could be changed without a shareholder vote. The proposed non-fundamental limitation is as follows:

     As an operating policy, the Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

     ACIM recognizes that short sales may not be appropriate for all of the Funds. If the proposal is approved, ACIM and the Board of Directors of the Funds will determine the appropriateness of short sales on a fund-by-fund basis. Appropriate disclosure of this practice will also be included in such Fund's Prospectus and/or Statement of Additional Information.

     While the proposed change will not materially impact the operation of the Funds, elimination of the fundamental limitation will advance the goals of the standardization.

Proxy Statement                                                  Proposal 3   46


CHANGE #13: TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING MARGIN PURCHASES OF SECURITIES

(ARM, Equity Growth, GNMA, Government Agency, Income & Growth, Intermediate Tax-Free, Intermediate Treasury, Long Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan.

     Under their respective current fundamental investment limitations, Equity Growth and Income & Growth each may not:

     Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts.

     Under the current investment advisory structure. Target 2000, Target 2005, Target 2010, Target 2015, Target 2020 and Target 2025 each may not:

     Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases of portfolio securities. The Fund may not engage in transactions involving puts, calls, straddles or spreads.

     ARM, GNMA, Government Agency and Intermediate Treasury each may not:

     Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

     California Muni Money Market, California Tax-Free Money Market and Tax-Free Money Market each may not:

     Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except that it may purchase and hold securities with rights to put securities to the seller or "standby commitments" in accordance with its investment techniques.

     Intermediate Tax-Free and Long Tax-Free each may not:

     Engage in margin transactions, except that it may purchase, sell, or enter into positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and other interest rate hedging instruments, and may make margin deposits in connection therewith, and may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment techniques.

47   Proposal 3                                     American Century Investments


     The remaining Funds listed in the box above each may not:

     Engage in margin transactions, except that it may purchase, sell, or enter into positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and other interest rate hedging instruments, and may make margin deposits in connection therewith, and may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment policies.

     It is proposed that shareholders of the Fund approve the elimination of this fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental limitation with a non-fundamental limitation which could be changed without a shareholder-vote. The proposed non-fundamental limitation is as follows:

     As an operating policy, the Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     Mutual funds are generally prohibited from entering into most types of margin purchases. However, policies of the SEC allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. The proposed non-fundamental limitation would parallel the SEC's policies.

     Although elimination of the Funds' fundamental limitation on margin purchases is unlikely to affect any Fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the Funds will be able to alter their investment practices without the delay and expense of a shareholder vote. We believe that efforts to standardize investment limitations will also facilitate ACIM's investment compliance efforts.

CHANGE #14: TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING WARRANTS

(ARM, Equity Growth, GNMA, Government Agency, Income & Growth, Intermediate Tax-Free, Long Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     Equity Growth and Income & Growth both feature a fundamental investment limitation concerning warrants which requires that each may not:

     Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be

Proxy Statement                                                  Proposal 3   48


     warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

     The remaining Funds listed in the box above each may not:

     Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

     The Directors are proposing that shareholders vote to eliminate the above fundamental limitations.

     Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

     The fundamental investment limitation of Equity Growth and Income & Growth was designed to track certain state regulations which prohibited mutual funds from purchasing warrants in excess of 10% of the Fund's net assets. Of that amount, no more than 2% of the value of the Fund's net assets could be warrants which are not traded on principal domestic or foreign stock exchanges. These state regulations are no longer applicable to the Funds. While these Funds have no current intention of investing in warrants, elimination of the fundamental limitation with respect to these Funds may offer them greater investment opportunities in the future.

     The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in warrants to the extent permitted by law. ACIM recognizes that investment in futures contracts and related options may not be appropriate for all Funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of investment in warrants on a Fund-by-Fund basis. It is not currently expected that any of the Funds, with the exception of Equity Growth and Income & Growth, would contemplate such an investment. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of warrants for those Funds for which the Directors and American Century determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund. With respect to the remaining Funds, investments in warrants would generally not be appropriate in light of their investment objectives. The fundamental investment limitation is therefore redundant of the limitations established by these Funds' respective investment objectives.

     Elimination of the Fund's fundamental limitation regarding investments in warrants is unlikely to affect the Funds' investments at this time. The Directors believe that efforts to standardize the Fund's investment limitations

49   Proposal 3                                     American Century Investments


with those of the other Funds in the American Century family will facilitate ACIM's investment compliance efforts.

CHANGE #15: TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING INVESTMENTS IN OIL, GAS AND MINERAL EXPLORATION
DEVELOPMENT PROGRAMS

(All Funds except Gold, Intermediate Treasury, Long Treasury, Prime, Short Treasury and Utilities)

     Currently, both Equity Growth and Income & Growth are subject to a fundamental investment limitation which states that each may not:

     purchase interests in oil, gas and/or mineral exploration development programs or leases; provided that this limitation shall not prohibit the purchase of marketable securities issued by companies or other entities or investment vehicles that engage in businesses relating to the development, exploration, mining, processing or distribution of oil, gas or minerals.

     The remaining Funds' fundamental investment limitations state that each may not:

     purchase interests in oil, gas and/or mineral exploration development programs or leases.

     It is proposed that this limitation be eliminated. Investment in oil, gas or other mineral exploration programs is permitted under federal standards for mutual funds, but has historically prohibited by some state regulations. None of the Funds intends to invest in the types of securities which are prohibited under the current fundamental limitation. The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in appropriate securities to the extent permitted by law and as appropriate to a Fund's investment objective. ACIM recognizes that investment in oil, gas or other mineral exploration programs may not be appropriate for all, perhaps any, Funds. If the proposed amendment is approved, ACIM and the Board of Directors will determine the appropriateness of any investment in any oil, gas or other mineral exploration programs on a Fund-by-Fund basis. ACIM would propose that the Board of Directors adopt a non-fundamental limitation allowing investment in certain types of warrants for those Funds for which the Directors and ACIM determine such investment is appropriate. The adoption of such a non-fundamental limitation by the Board of Directors of a Fund will be accompanied by appropriate disclosure of such policy in the Prospectus and/or Statement of Additional Information of such Fund. With respect to the remaining Funds, investments in oil, gas or other mineral exploration programs would generally not be appropriate in light of their investment objectives. The fundamental investment limitation is therefore redundant of the limitations set by these objectives.

Proxy Statement                                                  Proposal 3   50


     Elimination  of  the  limitation  is  therefore   unlikely  to  affect  the
investments of the Funds. However, the Directors believe that efforts to standardize the Funds' investment limitations with those of the other Funds in the American Century family of funds will facilitate ACIM's investment compliance efforts and advance the goals of standardization.

CHANGE #16: TO ELIMINATE THE FUNDAMENTAL INVESTMENT
LIMITATIONS CONCERNING INVESTMENTS IN SECURITIES OWNED
BY OFFICERS AND DIRECTORS

(ARM, Equity Growth, GNMA, Government Agency, Income & Growth, Intermediate-Tax-Free, Intermediate Treasury, Long Tax-Free, Tax-Free Money Market, American Century California Tax-Free and Municipal Funds and American Century Target Maturities Trust only)

     The Funds listed above each are currently subject to a fundamental investment limitation which states that it may not:

     Purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and trustees of the Trust and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. However, such restrictions shall not apply to holdings of the issuers of industrial development bonds.

     This investment limitation was originally adopted in response to state "Blue Sky" requirements in connection with the registration of shares of the Funds for sale. These requirements are no longer applicable to the Funds. As a result, it is proposed that this fundamental limitation be eliminated with respect to each Fund.

     Elimination of the limitation will not significantly affect the investments of the Funds. The Directors and ACIM believe that provisions of the Investment Company Act which address the interests of directors and permissibility of affiliated transactions sufficiently address the transactions covered by the current fundamental limitation. Under those provisions, most significant transactions between a fund and its affiliates (including officers and directors) are prohibited without SEC approval. The elimination of this limitation would advance the goals of standardization of the Funds' investment limitations with those of the other Funds in the American Century family of funds.

CHANGE #17: TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
CONCERNING INVESTMENTS IN RESTRICTED SECURITIES

(Intermediate Treasury only)

     Currently, Intermediate Treasury is subject to a fundamental investment limitation which states that it may not:

51   Proposal 3                                     American Century Investments


     Invest in portfolio securities that the Fund may not be free to sell to the public without registration under the Securities Act of 1933 or the taking of similar actions under other securities laws relating to the sale of securities.

     The investment objective of the Fund precludes investment in restricted securities by limiting the Fund's investments to securities issued by the U.S. Treasury. As a result, the limitation is redundant and unnecessary. It is proposed that this limitation be eliminated. While the change will not impact the Fund's investments, the elimination of the limitation will advance the goals of investment limitation standardization within the American Century family of funds.

     It may seem to most shareholders that the 18 proposals to modify fundamental investment policies are technical and somewhat difficult to understand. ACIM believes, however, that adopting uniform limitations, as well as ones that are appropriate to the Funds, are in the best interests of Fund shareholders. Your Board of Directors supports those efforts.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT LIMITATIONS.



                            PROPOSAL 4: APPROVAL OF
                           SUBADVISORY AGREEMENT WITH
                             J.P. MORGAN INVESTMENT
                                MANAGEMENT INC.
                          (BENHAM EUROPEAN GOVERNMENT
                                BOND FUND ONLY)

     J.P. Morgan Investment Management Inc. ("JPMIM") serves as the subadvisor to European Bond, pursuant to a sub-investment advisory agreement dated June 1, 1995 (the "Current Subadvisory Agreement"). This agreement is currently between JPMIM and BMC. If the Proposed Management Agreement with ACIM is approved, the Current Advisory Agreement between BMC and the European Bond will terminate under the Investment Company Act. To accommodate this change and retain JPMIM as the European Bond subadvisor, a replacement Subadvisory Agreement between JPMIM and ACIM is necessary. No other substantive changes will be made to the Agreement with JPMIM. The Investment Company Act requires the shareholders of the Fund to approve the Subadvisory Agreement between JPMIM and ACIM.

Proxy Statement                                                  Proposal 4   52


     The Current Subadvisory Agreement provides that JPMIM assumes the responsibilities and obligations BMC assumed under its Advisory Agreement with European Bond. The Sub-Advisory Agreement also provides that JPMIM will make investment decisions for the Fund in accordance with the Fund's investment objective, policies, restrictions and whatever additional written guidelines it may receive from ACIM from time to time and that in providing those services, JPMIM will supervise the Fund's investments and conduct a continual program of investment evaluation and, if appropriate, sale and reinvestment of the Fund's assets. All investments made by JPMIM are subject to approval or ratification by BMC. For such services, BMC pays JPMIM a monthly fee on the first business day of each month at an annual rate computed at 0.20% of the Fund's average daily net assets up to $200 million and 0.15% of the Fund's average daily net assets over $200 million.

     The Current Subadvisory Agreement terminates automatically in the event of its assignment and may be terminated by European Bond at any time without payment of any penalty on 60 days' written notice, by BMC, a majority of European Bond Directors in office at the time, or by vote of a majority of European Bond outstanding votes. The Current Subadvisory Agreement may be terminated by JPMIM upon six months' written notice to European Bond and BMC.

     The terms of the proposed Subadvisory Agreement are identical in all respects to the terms of the Current Subadvisory Agreement. The proposed Subadvisory Agreement appears as Appendix III to this Proxy Statement.

     If the proposed Subadvisory Agreement is approved by European Bond shareholders, it will become effective on August 1, 1997, and will remain in effect, unless earlier terminated, for an initial two-year term and will continue from year-to-year thereafter, subject to approval annually by the Board of Trustees of European Bond, including a majority of the non-interested Directors, or by affirmative vote of a majority of the outstanding votes of European Bond.

     Actual fees paid to JPMIM under the Current Subadvisory Agreement for the last fiscal year are set forth below under "Supplemental Information Regarding JPMIM". Such fees would have been the same had the proposed Subadvisory Agreement been in effect. The Current Subadvisory Agreement was last approved by shareholders of European Bond at a meeting of shareholders held on May 31, 1995.

     Approval of the proposed Subadvisory Agreement requires the affirmative vote of holders of a majority of the outstanding votes of European Bond. For this purpose, the term "majority of the outstanding votes" means the vote of (i) 67% or more of the votes of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less.

     THE DIRECTORS OF EUROPEAN BOND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE SUBADVISORY AGREEMENT.

53   Proposal 4                                     American Century Investments


SUPPLEMENTAL INFORMATION REGARDING JPMIM

     JPMIM has served as the subadvisor to European Bond since the Fund's inception on January 7, 1992. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated and manages accounts for mutual funds, pension funds, and other private institutional accounts. With offices in London and Singapore, JPMIM draws from a worldwide resource base to provide comprehensive service to an international group of clients. Investment management activities in Japan, Australia, and Germany are carried out by affiliates: Morgan Trust Bank in Tokyo, J.P. Morgan Investment Management Australia Limited in Melbourne, and J.P. Morgan Investment GMBH in Frankfurt. JPMIM's principal business address is 522 Fifth Avenue, New York, New York 10036.

     For the period ended December 31, 1996, BMC paid $470,286 to JPMIM for its services under the current Subadvisory Agreement. As previously indicated, the Fund paid BMC $618,990 under the Current Advisory Agreement for the same period.

     The directors and principal executive officers of JPMIM and their principal occupations are listed below.

Name and Address*                   Position with JPMIM and Principal Occupation
---------------------------------------------------------------------------------------
C. Nicholas Potter                  Chairman of the Board, and Retired Managing Director.

Kenneth W. Anderson                 Director and Managing Director.**
28 King Street
London, England SWIY GXA
United Kingdom

Robert A. Anselmi                   Director, Managing Director** and Secretary.

David L. Brigham                    Director, Managing Director.**

Jean L. Brunel                      Director.

William L. Cobb, Jr.                Vice Chairman, Director and Managing Director.**

Michael R. Granito                  Director and Managing Director.**

Thomas M. Luddy                     Director and Managing Director.**

Michael E. Patterson                Chairman, Director and Managing Director.**
60 Wall Street
New York, NY 10260

Keith M. Schappert                  President, Director and Managing Director.**

M. Steven Soltis                    Director and Managing Director.**

John R. Thomas                      Director.
Alaska Park Building
2-20, Alaska 5-chome
Minato-ku, Tokyo, Japan

--------------------
     * Unless  otherwise  noted,  the address for each is 522 Fifth Avenue,  New
York, NY 10036.

     ** Managing Director is an officer's title, and those who hold it are not necessarily directors of JPMIM.

Proxy Statement                                                  Proposal 4   54



                              PROPOSAL 5: APPROVAL
                           OF AMENDMENT OF INVESTMENT
                         OBJECTIVE FOR BENHAM EUROPEAN
                              GOVERNMENT BOND FUND


SUMMARY

     On May 2, 1997, the Directors of European Bond unanimously approved the amendment of the Fund's fundamental investment objective. This amendment would change the Fund's investment objective by allowing the Fund to broaden its investment universe from European government bonds to a portfolio of international fixed income securities. This amendment is motivated by potential changes, most notably the prospect of currency unification, which may affect the security markets of Europe. If the amendment is approved, the name of the Fund would be changed to the "Benham International Bond Fund." The Directors unanimously recommend that shareholders vote to approve the Proposal.

CURRENT INVESTMENT OBJECTIVE

     The current fundamental investment objective of the Fund states that the Fund "seeks over the long-term as high a level of total return as is consistent with investment in the highest quality European government debt securities." This investment objective has been in effect since the Fund's inception in January 1992.

PROPOSED INVESTMENT OBJECTIVE

     The Directors propose that the fundamental investment objective of the Fund be amended (the "Proposed Amendment") to state that the Fund seeks to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities outside the U.S.

REASONS FOR THE PROPOSED AMENDMENT

     The Fund was designed to provide an investment vehicle for investors who want to diversify beyond U.S. dollar denominated securities and who want to protect their income against a decline in the purchasing power of the U.S.
dollar. The prospect of changes which may occur upon the adoption of the European Monetary Union (EMU) has prompted BMC, the subadvisor and the Directors to study and evaluate the benefit to shareholders of continuing the Fund's focus on only European sovereign debt securities as the investment strategy for achieving its goals.

     The Board of Directors has concluded that increases in concentration risk may result from the adoption of EMU. This could make less desirable

55   Proposal 5                                     American Century Investments


investment in a portfolio of diversified European sovereign debt securities, such as those represented by the Fund. As a consequence, the Board recommends that the investment objective of the Fund be changed to permit the Fund to seek to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and foreign corporate debt securities. The scope of the Fund will be expanded from European sovereign debt to worldwide government and corporate debt rated "AA" or higher, as described below. This expanded scope will enable the Fund to take advantage of investment opportunities throughout the globe but particularly in the developed economies of Japan, Canada, Sweden and Australia, in addition to those in Europe.

     As the European Monetary Union unfolds, BMC and ACIM expect the Fund to incrementally shift from being predominantly invested in European sovereign debt, to a mix of foreign government and corporate debt, consistent with its original purpose to provide investors with a vehicle for diversifying beyond U.S. dollar denominated securities and consistent with its amended investment objective.

IMPLEMENTATION OF PROPOSED CHANGES

     If the Proposed Amendment is approved by shareholders, it would become effective on October 1, 1997. After that date, the Fund will be able to invest under the Proposed Amendment and as described below. While the portfolio of the Fund will not change immediately, the Fund may then select its investments from a broader universe of potential investments. It is expected that the Fund will continue to invest a substantial portion of its assets in European securities. The process for implementing changes to the Fund therefore will be gradual. The ultimate result of the changes, however, will be to create a different type of fund with different risks and rewards. The nature of these changes is discussed below.

DISCUSSION OF PROPOSED CHANGES

     The Proposed Amendment will change the characteristics of the Fund in a number of significant ways. The change would, in effect, transform the Fund into a different type of investment vehicle.

     Countries in Which the Fund May Invest. If the proposal is approved, the Fund will continue its subadvisory relationship with JPMIM. The subadvisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Fund will generally invest in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging. While this is similar to the Fund's current investment management, the number of countries will be expanded to include many countries whose securities were not permissible investments under the current investment objective.

Proxy Statement                                                  Proposal 5   56


     Currently, the Fund invests at least 30% of its total assets in securities denominated in German marks. Under the Proposed Amendment, the percentage of total assets invested in German marks is expected to decrease, as securities from other non-European countries are added. The Fund's credit quality restrictions will effectively limit the universe of potential countries in which the Fund may invest, since many countries have credit quality ratings lower than the Fund's minimum of "AA" or better. As a result, Japan will be the source of much of the non-European securities which satisfy the Fund's credit quality standards. To limit the possibility that the Fund will become unduly concentrated in Japan, the Fund will, as an operating policy, limit its investment in securities issued by the government of Japan and by companies located in Japan to no more than 15% of its total assets.

     Types of Securities in Which the Fund May Invest. The Fund will normally have at least 65% of its assets in bonds issued or guaranteed by foreign governments or their agencies and by foreign authorities, provinces, and municipalities. The Fund may also invest up to 35% of total assets in high-quality (i.e., "AA" or higher) foreign corporate debt.

     The Fund's investments may include but shall not be limited to: (1) Debt obligations issued or guaranteed by (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions including a foreign state, province or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) Debt obligations (a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) Foreign corporate debt securities and commercial paper. All of these investments must satisfy the credit quality standards (i.e., "AA" or higher) established by the Directors of the Fund.

     Such securities may take a variety of forms including those issued in the local currency of the issuer, Euro bonds, and bonds denominated in the European currencies or ECUs. ECUs are a composite currency consisting of fixed amounts of currency of European Economic Community member countries. Normally, the Fund will only purchase bonds denominated in foreign currencies.

     Currently, while the Fund may invest in corporate debt securities, it has not done so. The Fund's ability to invest in corporate debt is therefore the most significant part of this change. This change may result in additional risks to the Fund, in part because the credit quality of foreign corporate issuers may be more difficult to accurately assess due to differences in disclosure requirements and accounting principles from jurisdiction to jurisdiction.

     Hedging Transactions. As is currently the case, when JPMIM considers the U.S. dollar to be attractive relative to foreign currencies, as much as 25% of the Fund's total assets may be hedged into dollars. For temporary defensive purposes and under extraordinary circumstances (such as significant political events), more than 25% of the Fund's total assets may be hedged in


57   Proposal 5                                     American Century Investments


this manner. This is permitted under the Fund's current investment objective and is therefore not a change.

     Maturity. To reduce the effect of interest rate changes on the Fund's share price while seeking higher yields, the weighted average maturity of the portfolio is likely to average approximately seven years, although the Fund may adopt longer or shorter maturities in anticipation of falling or rising interest rates. The Fund may also hold individual securities with maturities longer or shorter than seven years. This does not represent a significant change from the current policy of the Fund to maintain a dollar-weighted average portfolio maturity from two to ten years.

     Credit Quality. To limit credit risk, the Fund will invest exclusively in high quality instruments of the types described above. "High quality" debt securities are those rated in the top two ratings categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if not rated, determined to be of comparable quality by JPMIM. This necessarily means that the Fund will not be able to invest in securities issued by many countries (including those of corporations based in these countries) whose credit ratings do not satisfy these requirements. Currently, the Fund is required to purchase debt securities which are rated in the highest ratings categories of Moody's or S&P. The proposal would therefore lower the credit quality standard by one rating category.

     The table below provides more information about the securities ratings.

------------------------------------------------------------------------------------------
                 Moody's        S&P          Fitch            Definition
------------------------------------------------------------------------------------------
Long-Term          Aaa          AAA           AAA             Highest quality

                   Aa           AA            AA              High quality

                    A            A             A              Upper medium grade

                   Baa          BBB           BBB             Medium grade

                   Ba           BB            BB              Speculative

                    B            B             B              Highly speculative

                   Caa        CCC, CC       CCC, CC           Vulnerable to default

                   Ca            C             C              Default is imminent

                    C            D        DDD, DD, D          Probably in default

------------------------------------------------------------------------------------------
                     Moody's                  Fitch                  Definition
------------------------------------------------------------------------------------------
Commercial         P-1  Superior          A-1+  Extremely            F-1+ Exceptionally
Paper                   quality                 strong quality            strong quality

                                           A-1  Strong                F-1 Very strong
                                                quality                   quality

                   P-2  Strong             A-2  Satisfactory          F-2 Good credit
                        quality                 quality                   quality

                   P-3  Acceptable         A-3  Adequate              F-3 Fair credit
                        quality                 quality                   quality

                                           B    Speculative          F-3  Weak credit
                                                quality                   quality

                                           C    Doubtful
                                                quality

Proxy Statement                                                  Proposal 5   58


     Risk Factors and Investment Techniques. Broad international investing involves additional risks which can increase the potential for losses in the Fund when compared to the Fund's current investments in European government securities. The currency risk associated with international investing may be more difficult to eliminate entirely and the likelihood that hedging will work may be reduced. In addition, it may not be possible to effectively hedge the currencies of certain non-European countries. Furthermore, hedging costs may be higher than under the Fund's Current Investment Objective, and these costs are paid out of a Fund's capital and reflected in the net asset value. Although expanding the universe of potential Fund investments to include countries outside Europe may increase these risks, the high quality credit standards adopted by the Directors should help to minimize the magnitude of the risks.

     Costs. Some foreign markets may be more expensive for U.S. investors to trade in than those in Europe. As a consequence, the Fund could incur higher transaction costs for its investments in these markets.

     Political and economic factors. The economies, markets, and political structures of a number of the countries in which the Fund can invest may not compare favorably with those of the European countries in which the Fund can currently invest in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. While this is particularly true for emerging markets of the type in which the Fund cannot invest, even investments in countries with highly developed economies are subject to risk.

     Location of Company. In determining the domicile or nationality of a company, the Fund would primarily consider the following factors: (1) whether the securities of the company are primarily traded in a particular country; (2) whether the company has its principal place of business or principal office in or is organized under the laws of a particular country; and (3) regardless of where a company's securities are traded, whether it derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

     Other Investment Techniques. As is the case under the current Investment Objective, the Fund may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, buy or sell interest rate futures contracts, write or buy options relating to futures contracts and purchase bonds which are convertible into equities.

59   Proposal 5                                     American Century Investments


VOTING REQUIREMENTS

     Approval of the amendment requires the affirmative vote of holders of a majority of the outstanding votes of the Fund. For this purpose, the term "majority of the outstanding votes" means the vote of (i) 67% or more of the votes of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding votes are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less.

     THE DIRECTORS OF BENHAM EUROPEAN GOVERNMENT BOND FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT.



                              PROPOSAL 6: APPROVAL
                            OF AMENDMENT OF GENERAL
                          INVESTMENT POLICY FOR BENHAM
                           ADJUSTABLE RATE GOVERNMENT
                                SECURITIES FUND

SUMMARY

     The Directors of the Benham Adjustable Rate Government Securities Fund are recommending that the shareholders of the Fund approve an amendment to the Fund's general investment policy which dictates that it invest at least 65% of the Fund's total assets in adjustable rate mortgage securities (ARMs). This amendment would change the Fund's focus to that of a short-term government bond fund. This amendment is motivated by changes which have made focusing on adjustable-rate government securities less desirable. If the change is approved, the name of the Fund would be changed to the "Benham Short-Term Government Fund." While the changes contemplated by the Directors' recommendation do not strictly require shareholder approval, the Directors have concluded that the change is significant enough to warrant seeking shareholder approval.

PROPOSED CHANGE TO GENERAL INVESTMENT POLICY

     The fundamental investment objective of the Fund states that the Fund "seeks to provide investors with a high level of current income, consistent with stability of principal." This investment objective has been in effect since the Fund's inception in January 1992. The Fund currently pursues this objective by investing at least 65% of the Fund's total assets in ARMs and other

Proxy Statement                                                  Proposal 6   60


securities   collateralized   by  or   representing   interests   in   mortgages
(collectively, "mortgage-backed securities").

     The Directors are proposing that the Fund change its general investment policy so that the Fund pursues its investment objective by investing in securities of the U.S. government and its agencies and maintaining a weighted average duration of three years or less.

REASONS FOR PROPOSED CHANGE

     The Fund's original design was intended to provide an alternative short-term government securities investment vehicle. At the time of its inception, many investors, including BMC (the Fund's current investment advisor), believed that funds that focused on ARMs and similar short-term mortgage-backed securities could feature higher yield potential than short-term U.S. government bond funds with lower share price volatility than more general mortgage securities funds. During some periods of the Fund's existence, the Fund was able to realize this intended goal. Generally, however, the market for ARMs has not developed as the Fund and the investment industry as a whole had anticipated. First, the activity in the market for ARMs has not risen to the level of markets for other similar-duration government securities. Second, despite the lower than expected activity in the ARM market, premiums required to invest in many securities continue to be higher than for government securities generally. Both of these factors have impacted the Fund's performance.

     Other mutual funds have also been impacted by these developments. However, these funds have been able to minimize the impact of the ARM market difficulties by shifting investment to other short-term U.S. government securities. This option was largely unavailable to the Fund because of its policy to invest at least 65% of its assets in ARMs and similar mortgage-backed securities.

     The Directors and ACIM believe that the Fund's investment objective will be better pursued by changing the its general investment policy to allow investment in other short-term government securities, such as Treasury securities and securities issued by U.S. government agencies. As a result of the change, the Fund's potential investment opportunities will be expanded to include a wider array of short-term government securities. The market for many of these securities, particularly Treasury securities, is substantially more active, making the securities more liquid. In addition, premiums required to purchase short-term Treasury securities and other non-mortgage-backed government securities are generally smaller, with a greater percentage trading at a discount to their face value.

     The Fund could and expects to continue to invest in ARMs and mortgage-backed securities. However, it will no longer be required to primarily rely on these securities to pursue its investment objective. This will allow the Fund to forego investment in mortgage-backed securities altogether when market conditions for other types of short-term government securities

61   Proposal 6                                     American Century Investments


appear more favorable. In this sense, the Directors and ACIM, believe that the Fund's ability to pursue its investment objective will be enhanced.

RISK FACTORS

     Short-Term Duration. Duration is a calculation that seeks to measure the price sensitivity of a bond or bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. This value is referred to as the "duration."

     If the proposed change is approved, the Fund's "short-term" designation means that the Fund will limit the dollar-weighted average duration of its portfolio to three years or less. This means that the Fund's share price will generally be less sensitive to changes in interest rates than longer-term government bond funds.

     U.S.  Government  Securities.  If the proposed  investment policy change is approved, the Fund may invest in the following securities (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government that are established under an act of Congress.

     The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are sup-ported only by the credit of the instrumentality.

VOTING REQUIREMENTS

     To deem the amendment as approved, the Directors are seeking the affirmative vote of holders of a majority of the outstanding votes of Benham Adjustable Rate Government Securities Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding votes of the Fund, whichever is less. If the proposed amendment is approved, the Fund's name will be changed to "Benham Short-Term Government Fund" upon implementation of the amended investment objective.

     THE  DIRECTORS  OF  BENHAM  ADJUSTABLE  RATE  GOVERNMENT   SECURITIES  FUND
UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE FUND'S GENERAL INVESTMENT POLICY.

Proxy Statement                                                  Proposal 6   62



                                 OTHER MATTERS

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

     The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to William M. Lyons, Executive Vice President, American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

NOTICE TO BANKS, BROKER-DEALERS,
AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the applicable Fund(s), in care of American Century Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

June 2, 1997                                William M. Lyons
                                            Executive Vice President

63   Other Matters                                  American Century Investments



                                SCHEDULE I--NUMBER OF OUTSTANDING
                                   VOTES AS OF APRIL 30, 1997

                                                                            Number of Votes
Company                      Fund                                        as of, April 30,1997
----------------------------------------------------------------------------------------------
American Century             California High Yield                          $174,164,303
California Tax-Free          California Insured                             $186,073,286
and Municipal Funds          California Intermediate                        $427,298,006
                             California Limited                             $109,900,387
                             California Long                                $294,764,279
                             California Muni Money Market                   $170,936,695
                             California Tax-Free Money Market               $412,683,794
                             ------------------------------------------------------------------
                             TOTAL FOR AMERICAN CENTURY
                             CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS      $1,775,820,750
----------------------------------------------------------------------------------------------
American Century             ARM                                            $230,903,082
Government Income            GNMA                                         $1,128,173,081
Trust                        Government Agency                              $462,047,053
                             Inflation-Adjusted Treasury                      $2,826,018
                             Intermediate Treasury                          $326,669,047
                             Long Treasury                                  $130,099,043
                             Short Treasury                                  $36,920,030
                             ------------------------------------------------------------------
                             TOTAL FOR AMERICAN CENTURY
                             GOVERNMENT INCOME TRUST                      $2,317,637,354
----------------------------------------------------------------------------------------------
American Century             European Bond                                  $219,363,683
International Bond           ------------------------------------------------------------------
                             TOTAL FOR AMERICAN CENTURY
                             INTERNATIONAL BOND FUNDS                       $219,363,683
----------------------------------------------------------------------------------------------
American Century             Prime                                        $1,208,432,678
Investment Trust             ------------------------------------------------------------------
                             TOTAL FOR AMERICAN CENTURY
                             INVESTMENT TRUST                             $1,208,432,678
----------------------------------------------------------------------------------------------
American Century             Arizona                                         $30,111,194
Municipal Trust              Florida Intermediate                            $13,354,822
                             Florida Money Market                            $112,574,94
                             Intermediate Tax-Free                           $60,857,544
                             Long Tax-Free                                   $52,802,623
                             Tax-Free Money Market                           $84,351,283
                             ------------------------------------------------------------------
                             TOTAL FOR AMERICAN CENTURY
                             MUNICIPAL TRUST                                $354,052,406
----------------------------------------------------------------------------------------------
American Century             Equity Growth                                  $393,032,982
Quantitative                 Gold                                           $354,815,596
Equity Funds                 Natural Resources                               $62,370,451
                             Income & Growth                              $1,002,382,908
                             Utilities                                      $124,871,933
                             ------------------------------------------------------------------
                             TOTAL FOR AMERICAN CENTURY
                             QUANTITATIVE EQUITY FUNDS                    $1,937,473,869
----------------------------------------------------------------------------------------------
American Century             Target 2000                                    $261,812,817
Target Maturities Trust      Target 2005                                     243,937,089
                             Target 2010                                    $106,598,420
                             Target 2015                                    $111,994,781
                             Target 2020                                    $867,276,091
                             Target 2025                                     $65,166,440
                             ------------------------------------------------------------------
                             TOTAL FOR AMERICAN CENTURY
                             TARGET MATURITIES TRUST                      $1,656,785,637
----------------------------------------------------------------------------------------------

Proxy Statement                                                  Schedule I   64



                                   APPENDIX I
                              PROPOSED MANAGEMENT
                                   AGREEMENT

                      MANAGEMENT AGREEMENT INVESTOR CLASS

     THIS AGREEMENT made as of the 1st day of August, 1997, is by and between the registered investment companies listed on Exhibit A to this Agreement (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (hereinafter called the "Investment Manager").

     IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

1.   INVESTMENT MANAGEMENT SERVICES.

     The Investment Manager shall supervise the investments of each series of shares of the Companies contemplated as of the date hereof, and such subsequent series of shares as the Companies shall select the Investment Manager to manage. In such capacity, the Investment Manager shall maintain a continuous investment program for each such series, determine what securities shall be purchased or sold by each series, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders.

2.   COMPLIANCE WITH LAWS.

     All functions undertaken by the Investment Manager hereunder shall at all times conform to, and be in accordance with, any requirements imposed by:

     (a) the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules and regulations promulgated thereunder;

     (b)  any other applicable provisions of law;

     (c) the Declaration of Trust or Articles of Incorporation applicable to each of the Companies as amended from time to time;

     (d)  the By-Laws of the Companies as amended from time to time; and

     (e) the registration statement of the Companies, as amended from time to time, filed under the Securities Act of 1933 and the 1940 Act.

65   Appendix I                                     American Century Investments


3.   BOARD SUPERVISION.

     All of the functions undertaken by the Investment Manager hereunder shall at all times be subject to the direction of the Board of Trustees or Board of Directors (collectively, the "Board of Directors") of the Companies, its executive committee, or any committee or officers of the Companies acting under the authority of the Board of Directors.

4.   PAYMENT OF EXPENSES.

     The Investment Manager will pay all of the expenses of each series of the Companies' shares that it shall manage, other than interest, taxes, brokerage commissions, portfolio insurance, extraordinary expenses and the fees and expenses of those Directors who are not "interested persons" as defined in 1940 Act (hereinafter referred to as the "Independent
     Directors") (including counsel fees). The Investment Manager will provide the Companies with all physical facilities and personnel required to carry on the business of each series that the Investment Manager shall manage, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software and salaried and hourly paid personnel. The Investment Manager may at its expense employ others to provide all or any part of such facilities and personnel.

5.   ACCOUNT FEES.

     The Board of Directors may impose fees for various account services, proceeds of which may be remitted to the appropriate Fund or the Advisor at the discretion of the Board. At least 60 days' prior written notice of the intent to impose such fee must be given to the shareholders of the affected series.

6.   MANAGEMENT FEES.

     (a) In consideration of the services provided by the Investment Manager, each series of shares of the Companies managed by the Investment Manager shall pay to the Investment Manager a per annum management fee (hereinafter, the "Applicable Fee"). The calculation of the Applicable Fee for a series is performed as follows:

          (i) Each series is assigned to one of three categories based on its overall investment objective ("Investment Category"). The Investment Category assignments appear in Exhibit B to this Agreement.

          (ii) Each series is assigned a fee schedule within its Investment Category in Exhibit C to this Agreement. The Investment Category assets managed by the Investment Manager

Proxy Statement                                                  Appendix I   66


               determines the first component of a series' fee. This fee is referred to as the "Investment Category Fee." The determination of the Investment Category assets is as follows:

               a) Money Market Fund Category. The assets which are used to determine the fee for this Investment Category is the sum of the assets of all of the open-end investment company series which invest primarily in debt securities, are subject to Rule 2a-7 under the 1940 Act, managed by the Investment Manager and distributed to the public by American Century Investment Services, Inc.

               b) Bond Fund Category. The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the open-end investment company series which invest primarily in debt securities, are not subject to Rule 2a-7 under the 1940 Act, are managed by the Investment Manager and are distributed to the public by American Century Investment Services, Inc.

               c) Equity Fund Category. The assets which are used to determine the fee for this Investment Category is the sum the assets of all of the open-end investment company series which invest primarily in equity securities, are managed by the Investment Manager and are distributed to the public by American Century Investment Services, Inc.

          (iii)A fee which is based on the total assets in all of the Investment Categories is determined by the schedule which appears in Exhibit
               D. This fee is referred to as the series' "Complex Fee."

          (iv) The Applicable Fee for a series is the sum of the Investment Category Fee and the Complex Fee.

          (v) The assets which are used to compute the Applicable Fee shall be the assets of all of the open-end investment companies managed by the Investment Manager. Any exceptions to this requirement shall be approved by the Board of Directors of the Companies.

     (b) On the first business day of each month, each series of shares shall pay the management fee at the rate specified by subparagraph (a) of this paragraph 6 to the Investment Manager for the previous month. The fee for the previous month shall be calculated by multiplying the Applicable Fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which shall be the number of days in the

67   Appendix I                                     American Century Investments


          previous month, and the denominator of which shall be 365 (366 in leap years).

     (c) In the event that the Board of Directors of a Company shall determine to issue any additional series of shares for which it is proposed that the Investment Manager serve as investment manager, the Company and the Investment Manager shall enter into an Addendum to this Agreement setting forth the name of the series, the Applicable Fee and such other terms and conditions as are applicable to the management of such series of shares.

7.   CONTINUATION OF AGREEMENT.

     This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the execution hereof, and for as long thereafter as its continuance is specifically approved, as to each series of the Companies, at least annually (i) by the Board of Directors of the Companies or by the vote of a majority of the outstanding voting securities of the Companies, and (ii) by the vote of a majority of the Directors of the Companies, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

8.   TERMINATION.

     This Agreement may be terminated, with respect to any series, by the Investment Manager at any time without penalty upon giving the appropriate Company 60 days' written notice, and may be terminated, with respect to any series, at any time without penalty by the Board of Directors of a Company or by vote of a majority of the outstanding voting securities of such series on 60 days' written notice to the Investment Manager.

9.   EFFECT OF ASSIGNMENT.

     This Agreement shall automatically terminate in the event of assignment by the Investment Manager, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

10.  OTHER ACTIVITIES.

     Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or the right of any of its officers, directors or employees (who may also be a trustee, officer or employee of a Company), to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

Proxy Statement                                                  Appendix I   68


11.  STANDARD OF CARE.

     In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of the Investment Manager, it, as an inducement to it to enter into this Agreement, shall not be subject to liability to the Companies or to any shareholder of the Companies for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

12.  SEPARATE AGREEMENT.

     The parties hereto acknowledge that certain provisions of the 1940 Act, in effect, treat each series of shares of a registered investment company as a separate investment company. Accordingly, the parties hereto hereby acknowledge and agree that, to the extent deemed appropriate and consistent with the 1940 Act, this Agreement shall be deemed to constitute a separate agreement between the Investment Manager and each series of shares of the Companies managed by the Investment Manager.

13.  USE OF THE NAMES "AMERICAN CENTURY" AND "BENHAM."

     The name "American Century" and all rights to the use of the names "American Century" and "Benham" are the exclusive property of American Century Services Corporation ("ACSC"), an affiliate of the Investment Manager. ACSC has consented to, and granted a non-exclusive license for, the use by the Companies and their respective series of the names "American Century" and "Benham" in the name of the Companies and any series of shares thereof. Such consent and non-exclusive license may be revoked by ACSC in its discretion if ACSC, the Investment Manager, or a subsidiary or affiliate of either of them is not employed as the investment manager of each series of shares of the Corporation. In the event of such revocation, the Companies and each series of shares thereof using the name "American Century" or "Benham" shall cease using the name "American Century" or "Benham," unless otherwise consented to by ACSC or any successor to its interest in such names.

69   Appendix I                                     American Century Investments


                                   EXHIBIT A
                        REGISTERED INVESTMENT COMPANIES
                           SUBJECT TO THIS AGREEMENT

REGISTERED INVESTMENT COMPANY               SERIES

American Century California Tax-Free        Benham California High Yield Municipal Fund
and Municipal Funds                         Benham California Insured Tax-Free Fund
                                            Benham California Intermediate-Term Tax-Free Fund
                                            Benham California Limited-Term Tax-Free Fund
                                            Benham California Long-Term Tax-Free Fund
                                            Benham California Municipal Money Market Fund
                                            Benham California Tax-Free Money Market Fund

American Century                            Benham Adjustable Rate Government Securities Fund
Government Income Trust                     Benham Capital Preservation Fund
                                            Benham GNMA Fund
                                            Benham Government Agency Money Market Fund
                                            Benham Inflation-Adjusted Treasury Fund
                                            Benham Intermediate-Term Treasury Fund
                                            Benham Long-Term Treasury Fund
                                            Benham Short-Term Treasury Fund

American Century                            Benham European Government Bond Fund
International Bond Funds

American Century Investment Trust           Benham Prime Money Market Fund

American Century Municipal Trust            Benham Arizona Intermediate-Term Municipal Fund
                                            Benham Florida Intermediate-Term Municipal Fund
                                            Benham Florida Municipal Money Market Fund
                                            Benham Intermediate-Term Tax-Free Fund
                                            Benham Limited-Term Tax-Free Fund
                                            Benham Long-Term Tax-Free Fund
                                            Benham Tax-Free Money Market Fund

American Century                            American Century Equity Growth Fund
Quantitative Equity Funds                   American Century Global Gold Fund
                                            American Century Global Natural Resources Fund
                                            American Century Income & Growth Fund
                                            American Century Utilities Fund

American Century Target Maturities Trust    Benham Target Maturities Trust: 2000
                                            Benham Target Maturities Trust: 2005
                                            Benham Target Maturities Trust: 2010
                                            Benham Target Maturities Trust: 2015
                                            Benham Target Maturities Trust: 2020
                                            Benham Target Maturities Trust: 2025

Proxy Statement                                                  Appendix I   70



                                                EXHIBIT B
                                       SERIES INVESTMENT CATEGORIES

INVESTMENT CATEGORY                         SERIES

Money Market Funds                          Benham California Municipal Money Market Fund
                                            Benham California Tax-Free Money Market Fund
                                            Benham Capital Preservation Fund
                                            Benham Florida Municipal Money Market Fund
                                            Benham Government Agency Money Market Fund
                                            Benham Prime Money Market Fund
                                            Benham Tax-Free Money Market Fund

Bond Funds                                  Benham Adjustable Rate Government Securities Fund
                                            Benham Arizona Intermediate-Term Municipal Fund
                                            Benham California High Yield Municipal Fund
                                            Benham California Insured Tax-Free Fund
                                            Benham California Intermediate-Term Tax-Free Fund
                                            Benham California Limited-Term Tax-Free Fund
                                            Benham California Long-Term Tax-Free Fund
                                            Benham European Government Bond Fund
                                            Benham Florida Intermediate-Term Municipal Fund
                                            Benham GNMA Fund
                                            Benham Inflation-Adjusted Treasury Fund
                                            Benham Intermediate-Term Tax-Free Fund
                                            Benham Intermediate-Term Treasury Fund
                                            Benham Limited-Term Tax-Free Fund
                                            Benham Long-Term Tax-Free Fund
                                            Benham Long-Term Treasury Fund
                                            Benham Short-Term Treasury Fund
                                            Benham Target Maturities Trust: 2000
                                            Benham Target Maturities Trust: 2005
                                            Benham Target Maturities Trust: 2010
                                            Benham Target Maturities Trust: 2015
                                            Benham Target Maturities Trust: 2020
                                            Benham Target Maturities Trust: 2025

Equity Funds                                American Century Equity Growth Fund
                                            American Century Global Gold Fund
                                            American Century Global Natural Resources Fund
                                            American Century Income & Growth Fund
                                            American Century Utilities Fund

71   Appendix I                                     American Century Investments


                                             EXHIBIT C
                                      INVESTMENT CATEGORY FEE
                                   SCHEDULES: MONEY MARKET FUNDS

                                               SCHEDULE 1

CATEGORY ASSETS            FEE RATE            SCHEDULE 1 FUNDS:

First $1 billion           0.2500%             Benham Capital Preservation Fund
Next $1 billion            0.2070%             Benham Government Agency Money Market Fund
Next $3 billion            0.1660%
Next $5 billion            0.1490%
Next $15 billion           0.1380%
Next $25 billion           0.1375%
Thereafter                 0.1370%

                                               SCHEDULE 2

CATEGORY ASSETS            FEE RATE            SCHEDULE 2 FUNDS:

First $1 billion           0.2700%             Benham California Tax-Free Money Market Fund
Next $1 billion            0.2270%             Benham California Municipal Money Market Fund
Next $3 billion            0.1860%             Benham Florida Municipal Money Market Fund
Next $5 billion            0.1690%             Benham Tax-Free Money Market Fund
Next $15 billion           0.1580%
Next $25 billion           0.1575%
Thereafter                 0.1570%

                                               SCHEDULE 3

CATEGORY ASSETS            FEE RATE            SCHEDULE 3 FUNDS:

First $1 billion           0.3700%             Benham Prime Money Market Fund
Next $1 billion            0.3270%
Next $3 billion            0.2860%
Next $5 billion            0.2690%
Next $15 billion           0.2580%
Next $25 billion           0.2575%
Thereafter                 0.2570%

Proxy Statement                                                  Appendix I   72

                                      CATEGORY FEE SCHEDULES:
                                            BOND FUNDS

                                               SCHEDULE 1

CATEGORY ASSETS            FEE RATE            SCHEDULE 1 FUNDS:

First $1 billion           0.2800%             Benham Short-Term Treasury Fund
Next $1 billion            0.2280%             Benham Intermediate-Term Treasury Fund
Next $3 billion            0.1980%             Benham Long-Term Treasury Fund
Next $5 billion            0.1780%             Benham California Limited-Term Municipal Fund
Next $15 billion           0.1650%             Benham California Intermediate-Term Municipal Fund
Next $25 billion           0.1630%             Benham California Long-Term Municipal Fund
Thereafter                 0.1625%             Benham California Insured Tax-Free Fund
                                               Benham Arizona Intermediate-Term Municipal Fund
                                               Benham Florida Intermediate-Term Municipal Fund
                                               Benham Limited-Term Tax-Free Fund
                                               Benham Intermediate-Term Tax-Free Fund
                                               Benham Long-Term Tax-Free Fund
                                               Benham Inflation-Adjusted Treasury Fund

                                               SCHEDULE 2

CATEGORY ASSETS            FEE RATE            SCHEDULE 2 FUNDS:

First $1 billion           0.3100%             Benham California High-Yield Municipal Fund
Next $1 billion            0.2580%
Next $3 billion            0.2280%
Next $5 billion            0.2080%
Next $15 billion           0.1950%
Next $25 billion           0.1930%
Thereafter                 0.1925%

                                               SCHEDULE 3

CATEGORY ASSETS            FEE RATE            SCHEDULE 3 FUNDS:

First $1 billion           0.3600%             Benham Adjustable Rate Government Securities Fund
Next $1 billion            0.3080%             Benham GNMA Fund
Next $3 billion            0.2780%             Benham Target Maturities Trust: 2000
Next $5 billion            0.2580%             Benham Target Maturities Trust: 2005
Next $15 billion           0.2450%             Benham Target Maturities Trust: 2010
Next $25 billion           0.2430%             Benham Target Maturities Trust: 2015
Thereafter                 0.2425%             Benham Target Maturities Trust: 2020
                                               Benham Target Maturities Trust: 2025

                                               SCHEDULE 4

CATEGORY ASSETS            FEE RATE            SCHEDULE 4 FUNDS:

First $1 billion           0.6100%             Benham European Government Bond Fund
Next $1 billion            0.5580%
Next $3 billion            0.5280%
Next $5 billion            0.5080%
Next $15 billion           0.4950%
Next $25 billion           0.4930%
Thereafter                 0.4925%

73   Appendix I                                     American Century Investments



                                      CATEGORY FEE SCHEDULES:
                                        EQUITY FUNDS

                                               SCHEDULE 1

CATEGORY ASSETS            FEE RATE            SCHEDULE 1 FUNDS:

First $1 billion           0.5200%             American Century Equity Growth Fund
Next $5 billion            0.4600%             American Century Global Gold Fund
Next $15 billion           0.4160%             American Century Global Natural Resources Fund
Next $25 billion           0.3690%             American Century Income & Growth Fund
Next $50 billion           0.3420%             American Century Utilities Fund
Next $150 billion          0.3390%
Thereafter                 0.3380%




                                             EXHIBIT D
                                       COMPLEX FEE SCHEDULE

                               COMPLEX ASSETS                 FEE RATE

                               First $2.5 billion             0.3100%
                               Next $7.5 billion              0.3000%
                               Next $15.0 billion             0.2985%
                               Next $25.0 billion             0.2970%
                               Next $50.0 billion             0.2960%
                               Next $100.0 billion            0.2950%
                               Next $100.0 billion            0.2940%
                               Next $200.0 billion            0.2930%
                               Next $250.0 billion            0.2920%
                               Next $500.0 billion            0.2910%
                               Thereafter                     0.2900%

Proxy Statement                                                  Appendix I   74



                                  APPENDIX II
                            STANDARDIZED FUNDAMENTAL
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
SUBJECT                    LANGUAGE
--------------------------------------------------------------------------------
Senior Securities          The Fund shall not issue senior securities,
                           except as permitted under the Investment
                           Company Act of 1940.

Borrowing                  The Fund shall not borrow money, except that the Fund
                           may borrow money for temporary or emergency  purposes
                           (not for  leveraging or  investment) in an amount not
                           exceeding   33  1/3%  of  the  Fund's   total  assets
                           (including  the  amount  borrowed)  less  liabilities
                           (other than borrowings).

Lending The Fund shall not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate                The Fund shall not purchase or sell real estate
                           unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration              The Fund shall not concentrate its investments in
(all but Global Gold,      securities of issuers in a particular industry
Global Natural             (other than securities issued or guaranteed by the
Resources,Prime            U.S. government or any of its agencies or
Money Market               instrumentalities).
and Utilities)

Concentration              The Fund shall not deviate from its policy of
(Global Gold, Global       concentrating its investments in securities of
Natural Resources          issuers [Global Gold: engaged in mining, and
Utilities only)            fabricating, processing or dealing in gold or other
                           precious metals, such as silver, platinum and palladium]/[Utilities: engaged in the utilities industry]/[Global Natural Resources: engaged in the natural resources industries].

Concentration              Purchase the securities of any issuer (other than
(Prime Money               securities issued or guaranteed by the U.S.
Market only)               government or any of its agencies or
                           instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.

Underwriting               The  Fund  shall  not  act  as  an   underwriter   of
                           securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities                The Fund shall not purchase or sell physical
(all non-money market      commodities  unless  acquired as a result of
funds except Gold)         ownership  of securities or other instruments;
                           provided that this limitation shall not prohibit the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Commodities                The Fund shall not purchase or sell physical
(money market funds)       commodities unless acquired as a result of
                           ownership of securities or other instruments.

Commodities                The Fund shall not purchase gold bullion, gold
(Gold Fund only)           coins, or gold represented by certificates of
                           ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed
                           10% of the Fund's net assets.

Investing for Control      The Fund shall not invest for purposes of
                           exercising control over management.
--------------------------------------------------------------------------------

75   Appendix II                                    American Century Investments



                                  APPENDIX III
                             SUBADVISORY AGREEMENT
                             BETWEEN ACIM AND JPMIM

                       INVESTMENT SUB-ADVISORY AGREEMENT
                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
            American Century -- Benham European Government Bond Fund
                     J.P. Morgan Investment Management Inc.

     Agreement effective this 1st day of August, 1997, between AMERICAN CENTURY INTERNATIONAL BOND FUNDS (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, acting on behalf of American Century
- Benham European Government Bond Fund, a portfolio of the Trust (the "Fund"), and American Century Investment Management, Inc. ("ACIM") a corporation organized under the laws of the state of Delaware, with offices located at 4500 Main Street, Kansas City, Missouri, 64141-6200, hereby agree with J. P. MORGAN INVESTMENT MANAGEMENT INC. (the "Sub-Advisor"), a corporation organized under the laws of the state of Delaware with offices located at 522 Fifth Avenue, New York, New York 10036, as follows:

I.     INVESTMENT DESCRIPTION - APPOINTMENT

     The Trust desires to appoint the Sub-Advisor to provide certain investment advisory services to the Fund in accordance with the Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time, in such manner and to such extent as may be approved by the Board of Trustees of the Trust. The Trust agrees to provide the Sub-Advisor copies of all amendments to the Fund's Prospectus and Statement of Additional Information on an ongoing basis. In consideration for the compensation set forth below the Sub-Advisor accepts the appointment and agrees to furnish the services described herein.

II.    SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the general supervision of the Board of Trustees of the Trust and of ACIM, the Fund's investment advisor, the Sub-Advisor will (i) act in conformity with the Trust's Prospectus and Statement of Additional Information, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code and all other applicable federal and state laws and regulations, as the same may from time to time be amended,
     (ii) make investment decisions for the fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information and

Proxy Statement                                                Appendix III   76


     with such written guidelines as ACIM may from time to time provide to the Sub-Advisor; (iii) place purchase and sale orders on behalf of the Fund;
     (iv) maintain books and records with respect to the securities transactions of the Fund and furnish the Trust's Board of Trustees such periodic, regular and special reports as the Board may request; and (v) treat confidentially and as proprietary information of the Trust all records and other information related to the Trust and its prior, present or potential shareholders. The Sub-Advisor will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. Such records may not be withheld when the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Sub-Advisor will furnish the Trust or ACIM with whatever information, including statistical data, the Trust or ACIM may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

III.   BROKERAGE

     A. Securities In executing transactions for the Fund and selecting brokers or dealers, the Sub-Advisor will use its best efforts to obtain the best net price and execution available and shall execute or direct the execution of all such transactions as permitted by law and in a manner that best suits the interest of the Fund and its shareholders. In assessing the best net price and execution available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, at its discretion, execute transactions with brokers and dealers who provide the Trust with research advice and other services, but in all instances best net price and execution shall control.

          On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as its other clients, the Sub-Advisor may to the extent permitted by applicable law, but shall not be obligated to, aggregate the


77   Appendix III                                   American Century Investments


          securities to be sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold will be made by the Sub-Advisor in a manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Securities so allocated will be delivered in proportion to the consideration paid. The expenses incurred in the transaction shall be allocated pro-rata.

     B. Foreign Exchange Transactions The Sub-Advisor is authorized to effect, on behalf of the Fund, spot and forward foreign exchange contracts for purposes consistent with the Fund's investment objectives and policies as described in the Fund's Prospectus and Statement of Additional Information, as amended, and with such other operating policies and guidelines as ACIM may from time to time provide to the Sub-Advisor. The Sub-Advisor is further authorized to execute such documents as may be required to effect such transactions. In effecting such spot and forward foreign exchange contracts and in selecting counterparties for such contracts, the Sub-Advisor shall use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions as permitted by law and in a manner that best suits the interests of the Fund and its shareholders.

IV.    INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and ACIM informed of developments materially affecting the Fund and will take initiative to furnish the Trust and ACIM on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose. Such regular quarterly reports shall include (i) a discussion of the Fund's performance relative to its benchmark, (ii) an assessment of investment decsions and analysis of the components of the Fund's performance (i.e., bond selection and currency hedging), (iii) the decisions it has made with respect to the Fund's assets and the purchase and sale of its portfolio securities, (iv) the reasons for such decisions and related actions, and (v) the extent to which those decisions have been implemented.

     Sub-Advisor will provide the Trust and ACIM with such investment records, ledgers, accounting and statistical data, and other information as the Trust or ACIM requires for the preparation of registration statements, periodic and other reports and other documents required by federal and state laws and regulations, and particularly as may be required for the periodic review, renewal, amendment or termination of this Agreement, and such additional documents and information as the Trust and ACIM may reasonably request for the management of their affairs. At least once annually a representative of the Sub-Advisor shall

Proxy Statement                                                Appendix III   78


     attend a meeting of the Board of Trustees to make a presentation on the Fund's performance during the preceding year.

     The Sub-Advisor shall furnish to regulatory authorities any information or reports in connection with such services as may be lawfully requested. The Sub-Advisor shall also, at the Trust's request, certify to the Trust's independent auditors that sales or purchases aggregated with those of other clients of the Sub-Advisor, as described in Section 3(a) above, were equitably allocated.

     In compliance with the requirements of the Investment Company Act of 1940, the Sub-Advisor hereby agrees that all records that it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Advisor further agrees to preserve for the periods of time prescribed by the Investment Company Act of 1940 and the Investment Advisers Act of 1940 the records required to be maintained thereunder.

V.     LIABILITY AND INDEMNIFICATION OF THE SUB-ADVISOR

     The Sub-Advisor shall be responsible for the exercise of reasonable care in carrying out its responsibilities hereunder; provided, however, that no provision of this Agreement shall be construed to protect any trustee, director, officer, agent or employee of the Sub-Advisor from liability by reason of negligence, willful malfeasance, bad faith in the performance of such person's duties or by reason of reckless disregard of obligations and duties hereunder.

     ACIM shall indemnify and hold harmless the Sub-Advisor from and against all claims, losses, liabilities or damages (including reasonable attorneys fees and other related expenses), arising from or in connection with the performance by the Sub-Advisor of its duties hereunder and not resulting from the Sub-Advisor's negligence, willful malfeasance, bad faith in the performance of its duties or by reason of its reckless disregard of obligations and duties hereunder.

VI.    COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, ACIM will pay the Sub-Advisor on the first business day of each month a fee for the previous month at an annual rate computed as follows:

     0.20% of the Fund's average daily net assets up to $200 million; and 0.15% of the Fund's average daily net assets over $200 million.

     The Sub-Advisor shall have no right to obtain compensation directly from the Fund or the Trust for services provided hereunder and agrees to look solely to ACIM for payment of fees due. Upon termination of this Agreement before the end of a month, the fee for that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination

79   Appendix III                                   American Century Investments


     of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

VII.   EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the execution of securities transactions.

VIII.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The Trust understands that the Sub-Advisor now acts, will continue to act as investment advisor to one or more other investment companies or series of investment companies. The Trust has no objection to the Sub-Advisor so acting, provided that, as described in Section 3 above, whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have funds available for investment, investments suitable and appropriate for each will be allocated equitably to each entity in accordance with procedures. Similarly, opportunities to sell securities will be allocated in an equitable manner. In addition, the Trust understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

IX.    TERM OF AGREEMENT

     This Agreement shall become effective as of the date the Fund commences its investment operations and shall continue for a two-year term and thereafter so long as such continuance is specifically approved at least annually by
     (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any part to this Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty on 60 days' written notice, by ACIM, the Board of Trustees of the Trust, or by vote of holders of a majority of the Fund's shares, or upon twelve months' written notice by the Sub-Advisor, and will terminate automatically upon any termination of the advisory agreement between the Trust and ACIM.

Proxy Statement                                                Appendix III   80


     In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

X.     REPRESENTATIONS OF THE TRUST AND THE SUB-ADVISOR

     The Trust represents that (i) a copy of its Agreement and Declaration of Trust, dated August 28, 1991, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts,
     (ii) the appointment of the Sub-Advisor has been duly authorized, and (iii) it has acted and will continue to act in conformity with the Investment Company Act of 1940, as amended, and other applicable laws.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

XI.    AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

XII.   LIMITATION OF LIABILITY

     This Agreement has been executed on behalf of the Trust by the undersigned officer of the Trust solely in his capacity as an officer of the Trust. No shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever.

XIII.  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto.

XIV.   GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

XV.    INDEPENDENT CONTRACTOR

     In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or ACIM in any way, or otherwise be deemed to be an agent of the Trust or ACIM.

XVI.   SEVERABILITY

     If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or similar authority, the remainder of this Agreement shall not be affected thereby.

81   Appendix III                                   American Century Investments


XVII.  NOTICES

     Notices hereunder shall be addressed as follows:

      To the Sub-Advisor:    J.P. Morgan Investment Management Inc.
               Attention:    Ms. Nina Mettelman
                             522 Fifth Avenue
                             New York, New York 10036

          with a copy to:    J.P. Morgan Investment Management Inc.
               Attention:    Mr. Peter Young
                             28 King Street
                             London SWIY 6XA

            To the Trust:    American Century International Bond Funds
              Attention:     William M. Lyons
                             Executive Vice President
                             4500 Main Street
                             Kansas City, MO 64141-0274

                 To ACIM:    American Century Investment Management, Inc.
               Attention:    James Stowers, III
                             4500 Main Street
                             Kansas City, MO 64141-0274

XVIII. PROMOTION AND DISTRIBUTION

     The Sub-Advisor shall have no responsibility or authority to promote the sale or distribution of the Trust's shares in any manner.

     [Signatures omitted]

Proxy Statement                                                Appendix III   82


                                     NOTES

83   Notes                                          American Century Investments


                                     NOTES

     Notes                                                                    84


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